INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

The Annual General Meeting of Shareholders of CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company”), a Bermuda company, will be held at The Pearman Room (4B), 4th Floor, Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda on June 3, 2008 at 11:00 a.m., for the following purposes:

1.	To elect eleven directors to serve until the next Annual General Meeting of Shareholders;

2.	To amend Bye-law 12(3) to allow the Company to hold treasury shares;

3.	To amend Bye-laws 16, 18, 19 and 20 to clarify that shareholders may hold uncertificated shares and that the Company is not obliged to issue physical share certificates to shareholders;

4.
To amend Bye-laws 58(2) and 88 to conform them to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) with respect to shareholder proposals for general meetings and director nominations;

5.
To amend Bye-laws 160, 161 and 162 to allow for electronic delivery of notices, including proxy materials, to shareholders and the receipt of notices by the Company by electronic delivery and other means;

6.	To amend Bye-laws 79, 80 and 81 to permit the Board of Directors to determine the form of proxy that may be used to attend general meetings;

7.
To amend Bye-law 166 to remove the provision with respect to the indemnification of the independent auditor and to add a provision to permit the Company to advance defense costs to officers and directors defending claims;

8.	To receive the financial statements of the Company for the Company’s fiscal year ended December 31, 2007, together with the auditors’ report thereon; and

9.
To appoint Deloitte & Touche LLP as the independent registered public accounting firm for the Company in respect of the fiscal year ended December 31, 2008 and to authorize the directors, acting through the Audit Committee, to approve their fee.

The approval and adoption of each matter to be presented to the shareholders is independent of the approval and adoption of each other matter to be presented to the shareholders.

Only shareholders of record at the close of business on April 1, 2008 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

Daniel Penn
Secretary
●, 2008

IMPORTANT:  The prompt return of proxies will ensure that your shares will be voted.  A self-addressed envelope is enclosed for your convenience.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

_____________________________

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 3, 2008

_____________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company”), a Bermuda company, for use at our Annual General Meeting of Shareholders (the “Meeting”) to be held at The Pearman Room (4B), 4th Floor, Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda on June 3, 2008, at 11:00 a.m., and at any adjournments thereof.

Shareholders may vote their shares by signing and returning the proxy card accompanying this Proxy Statement. Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Company Secretary, by revocation in person at the Meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the Meeting in accordance with the directions given therein. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on each matter to be voted upon at the Meeting constitutes a quorum as to each such matter. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes, but abstentions and broker “non-votes” are not counted in the tabulations of the votes cast on proposals presented to shareholders. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner or has discretionary power but elects not to exercise it.

Our registered office is located at Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda.  A subsidiary of the Company also maintains offices at Aldwych House, 81 Aldwych, London WC2B 4HN, United Kingdom. The date on which this Proxy Statement and the enclosed form of proxy will be first sent to shareholders is on or about May ●, 2008.

Shareholders of record of our Class A Common Stock, par value $.08 per share, at the close of business on April 1, 2008, shall be entitled to one vote for each share then held. Shareholders of record of the Class B Common Stock, par value $.08 per share, at the close of business on April 1, 2008 shall be entitled to ten votes for each share then held. The Class A Common Stock and the Class B Common Stock shall be voted on all matters presented as a single class. There were issued and outstanding at the close of business on April 1, 2008 36,003,323 shares of Class A Common Stock and 6,312,839 shares of Class B Common Stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Eleven directors are to be elected at the 2008 Annual General Meeting to serve until our next annual general meeting of shareholders. The eleven nominees are listed below together with brief biographies.  All eleven nominees are incumbents, including Igor Kolomoisky, who was appointed to the Board of Directors on August 30, 2007.  The Board of Directors has determined that six of the directors qualify as independent under the NASDAQ Marketplace Rules: Charles Frank, Herbert Granath, Herbert Kloiber, Alfred Langer, Bruce Maggin and Ann Mather. At this time the Board of Directors knows of no reason why any nominee might be unable to serve as a director.

Director Nominees

Ronald S. Lauder, 64, one of our founders, has served as our non-executive Chairman of the Board since its incorporation in 1994.  Mr. Lauder is a principal shareholder and a director of The Estée Lauder Companies, Inc. (Estée Lauder) and has served as Chairman of Estée Lauder International and Chairman of Clinique Laboratories, Inc., divisions of Estée Lauder, since returning to the private sector from government service in 1987.  From 1986 until 1987, Mr. Lauder served as U.S. Ambassador to Austria.  From 1983 to 1986, Mr. Lauder served as Deputy Assistant Secretary of Defense for European and NATO Affairs.  He is President of the Jewish National Fund, former Chairman of the Council of Presidents of American Jewish Organizations, a member of the Board of Governors of the Joseph H. Lauder Institute of Management and International Studies at the University of Pennsylvania and a member of the Visiting Committee of the Wharton School at the University of Pennsylvania.  He received his B.S. in International Business from the Wharton School of the University of Pennsylvania.

Herbert A. Granath, 79, has served as a Director since 2002 and non-executive Vice Chairman of the Board since June 2006.  Mr. Granath is Chairman Emeritus, ESPN, a cable sports network, and Senior Content Advisor to Telenet, the largest cable operator in Belgium.  He is Co-Chairman of Crown Media Holdings, which owns and operates the Hallmark Channel. He is also Chairman and Chief Executive Officer of Media and Entertainment Holdings, Inc., a special purpose vehicle for the acquisition of media, entertainment and communications businesses. Mr. Granath was employed by ABC for over 35 years and was Chairman, Disney/ABC International (an international broadcasting company) from 1996 to January 1998 where he pioneered many aspects of ABC’s expanding television business, including its successes in the cable and international programming arenas.  He served as Chairman of the Board of ESPN for 16 years and Senior Vice President of ABC, Inc. from 1998 until 2001.  He also served as Chairman of the Board of A&E, The History Channel, The Biography Channel and Lifetime Television, and was a founding partner and Board member of Eurosport, the largest cable network in Europe. He also served on the Boards of Telefunf, RTL2 and TM3 networks in Germany, SBS Broadcasting SA and TVA, the Brazilian pay-TV company.  Among the awards Mr. Granath has received are two Tony awards (along with six Tony nominations), an International Emmy (Lifetime Achievement in International TV), and a U.S. Emmy (Lifetime Achievement in Sports Television).  He has also been honored by the National Association of Broadcasters as a Broadcast Pioneer and received the European Lifetime Achievement Award at the Rose d’Or Festival in Lucerne, Switzerland.

Michael N. Garin, 61,  has served as a Director since December 2003 and Chief Executive Officer since February 2004. Mr. Garin currently serves as a Director and Chairman of the Audit Committee of American Media, publisher of the National Enquirer, Star, Globe and other publications, and since November 2007 he has been a member of the Executive Committee of the Abu Dhabi Media Company. From 2000 until January 2004, Mr. Garin served as the Chairman of Adcom Information Services, the leading U.S. cable television viewership data provider. From 1999 to 2001, Mr. Garin was President and Chief Operating Officer of Digital Convergence Corporation, an Internet technology company.  From 1988 to 1999, Mr. Garin served ING Barings (Furman Selz) in various roles, including Executive Vice President and Member of the Management Committee.  As Global Head of Media, Telecommunications and Information Services Investment Banking for Furman Selz, he was responsible for building the firm’s investment banking practice in those areas. Mr. Garin was one of the founders of Lorimar Telepictures and helped run the company until it was acquired by Warner Communications in 1988.  Mr. Garin received his A.B. degree from Harvard University and holds a Masters degree in Philosophy and the Arts.

Charles R. Frank, Jr., 70, has served as a Director since 2001.  Mr. Frank currently serves as a non-executive member of the board of Mittal Steel Galati, the Romanian subsidiary of Mittal Steel Company N.V.  He is a member of the investment committee of the Darby Converging Europe Mezzanine Fund. From 1997 to 2001, Mr. Frank was First Vice President and twice acting President of the European Bank for Reconstruction and Development, which makes debt and equity investments in Central and Eastern Europe and the former Soviet Union. From 1988 to 1997, Mr. Frank was Managing Director of the Structured Finance Group at GE Capital (a financial services company) and Vice President of GE Capital Services.  Mr. Frank served as Chief Executive Officer of Frank and Company from 1987 to 1988, and Vice President of Salomon Brothers from 1978 until 1987.  Mr. Frank has held senior academic and government positions, including Deputy Assistant Secretary of State and Chief Economist at the U.S. Department of State, Senior Fellow at the Brookings Institution, Professor of Economics and International Affairs at Princeton University, and Assistant Professor of Economics at Yale University.  Mr. Frank graduated from Rensselaer Polytechnic Institute with a B.S. in mathematics and economics before completing a Ph.D. in economics at Princeton University.

Herbert Kloiber, 60, has served as a Director since 2006. Dr. Kloiber is chairman and majority shareholder of the media conglomerate TeleMuenchen Group, which was a production company when he initially acquired it in 1977. He is also a member of the board of Bavarian Film Funding Organization in Germany.  Dr. Kloiber also serves as Chairman of the Board of CineMedia Film AG, Cinemax AG and ATV+.  From April 1998 until August 2005, Dr. Kloiber was a member of the board of SBS Broadcasting SA.  He has received the Directorate Award of the Academy of Television Arts and Sciences, the Chevalier des Arts et Lettres, the Bavarian Order of Merit and the Grand Decoration of Honor for Services to Austria.  Dr. Kloiber has a Ph.D in law from the University of Vienna.

Igor Kolomoisky, 45, has served as a Director since August 2007. Mr. Kolomoisky is a prominent international businessman with diversified business interests, including ownership of significant industrial assets worldwide and particularly in CIS countries. He is currently a controlling shareholder and Supervisory Board Member of PrivatBank, one of the largest and best known commercial banks in Ukraine. Since 2003, he has been a major shareholder and member of the Supervisory Board of Ukrnafta, Ukraine's largest oil and natural gas extracting, processing and supplying company with a recent market cap of approximately $3.6 billion. He co-founded oil supplier Sentosa Ltd in 1991 and continues to serve as Director of the company overseeing a full range of management responsibilities. Mr. Kolomoisky graduated from Dnipropetrovsk Metallurgical Institution Ukraine with a degree in Metallurgical Engineering.

Alfred W. Langer, 57, has served as a Director since 2000.  Mr. Langer currently serves as a consultant to a number of privately held companies, primarily in Germany, in the areas of mergers and acquisitions, structured financing and organizational matters.  From July 2001 until June 2002, Mr. Langer served as Chief Financial Officer of Solvadis AG, a German based chemical distribution and trading company.  From October 1999 until May 2001, Mr. Langer served as Treasurer of Celanese AG, a German listed chemical company.  From June 1997 until October 1999, Mr. Langer served as Chief Financial Officer of Celanese Corp., a U.S. chemical company.  From October 1994 until July 1997, Mr. Langer served as Chief Executive Officer of Hoechst Trevira GmbH, a producer of synthetic fibers.  From 1988 until September 1994, Mr. Langer served as a member of the Board of Management of Hoechst Holland N.V., a regional production and distribution company.  Mr. Langer received an M.B.A. degree from the University GH Siegen.

Bruce Maggin, 64, has served as a Director since 2002.  Mr. Maggin has served as Principal of the H.A.M Media Group, LLC, an international investment and advisory firm specializing in the entertainment and communications industries since 1997.  He is currently Executive Vice President and Secretary of Media and Entertainment Holdings, Inc. as well as a member of the Board of Advisors of Jump TV Inc. From 1999 to 2002, Mr. Maggin served as Chief Executive Officer of TDN Media, Inc., a joint venture between Thomson Multimedia, NBC Television and Gemstar-TV Guide International.  TDN sells advertising on proprietary interactive television platforms.  Mr. Maggin has been a Director of Phillips-Van Heusen Corporation since 1987 and Chair of its Audit Committee since 1997. Mr. Maggin is a member of the Board of Trustees of Lafayette College from which he received a B.A. degree. He also earned J.D. and M.B.A. degrees from Cornell University.

Ann Mather, 47, has served as a Director since 2004. Ms. Mather is also a Director and Chair of the Audit Committee of Google, Inc and a Director and Chair of the Audit Committee of Glu Mobile Inc. From 1999 to 2004, Ms. Mather was Executive Vice President, Chief Financial Officer and Secretary of Pixar Animation Studios. Prior to joining Pixar, she was Executive Vice President and Chief Financial Officer at Village Roadshow Pictures.  From 1993 to 1999, Ms. Mather held various executive positions at the Walt Disney Company in Los Angeles, including Senior Vice President of Finance and Administration of its Buena Vista International Theatrical Division, where she supervised operations in Europe, Asia and Latin America as well as the start up of distribution operations in several Asian markets including China, Australia and Malaysia.  From 1992 to 1993, Ms. Mather worked for Disney in Paris, France where she helped establish the international theatrical distribution arm of Disney in ten European countries.  From 1991 to 1992, she was the European Controller for Alico, a division of AIG, Inc.   From 1989 to 1991 she was the Director of Finance for Polo Ralph Lauren Europe’s retail operations, and from 1984 to 1988, Ms. Mather was at Paramount Pictures Corporation where she held various positions in London, Amsterdam and New York.   She worked for KPMG in London, England between 1981 and 1984 covering a broad range of audit, tax and consulting assignments.  She has an M.A. degree from Cambridge University in England.

Christian Stahl, 37, has served as a Director since 2006. He joined Apax Partners in March 1999 as a member of the media and leveraged transactions teams and is currently a partner. At Apax, he has worked on various international media transactions including The Stationery Office, TDL Infomedia, 20 Minuten AG, Telcast Media Group, World Directories and Tommy Hilfiger as well as the Apax investment in our company. Prior to joining Apax, he worked at Bain and Company. He attended university in London and Reutlingen (Germany), graduating with a German and English first class degree in business administration. He also earned an M.B.A. with distinction from INSEAD.

Eric Zinterhofer, 36, has served as a Director since 2004.  Mr. Zinterhofer is a partner at Apollo Management, L.P., and has been with Apollo since 1998. He is a Director and a member of the Compensation Committee of IPCS Inc. and is a Director of Affinion Group, Dish TV India Limited and Unity Media. From 1994 to 1996, Mr. Zinterhofer was a member of the Corporate Finance Department at Morgan Stanley Dean Witter & Co.  From 1993 to 1994, Mr. Zinterhofer was a member of the Structured Equity Group at J.P. Morgan Investment Management.  Mr. Zinterhofer graduated cum laude from the University of Pennsylvania with B.A. degrees in Honors Economics and European History and received his M.B.A. from the Harvard Business School.

There is no arrangement or understanding between any director and any other person pursuant to which such person was selected as a director other than Christian Stahl, who was nominated by Apax pursuant to the terms of a partnership agreement among Ronald Lauder, certain parties related to Ronald Lauder and an Apax investment vehicle, and Igor Kolomoisky, who was nominated pursuant to the terms of a subscription agreement between him and the Company.

Vote Required; Recommendation

The election of the Board of Directors requires a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present.  Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast.  Unless otherwise indicated, the accompanying form of Proxy will be voted FOR election of the eleven named nominees to the Company’s Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE ELEVEN NAMED NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS.

Corporate Governance

We abide by the corporate governance principles outlined below to ensure that the Board of Directors is independent from management, that the Board of Directors adequately performs its function as the overseer of management and that the interests of the Board of Directors and management are aligned with those of shareholders.

On an annual basis, directors and executive officers complete questionnaires that are used to establish the independence of independent directors, to confirm the qualifications of the members of our Audit Committee and to disclose any transaction with us and our subsidiaries in which a director or executive officer (or any member of his or her immediate family) has a direct or indirect material relationship with us.

Director Independence

The NASDAQ Marketplace Rules require that a majority of the directors be “independent directors”.  For a director to be considered independent, the Board must determine that the director (and in some cases, members of a director’s immediate family) does not have, or in the past three years has not had, certain direct or indirect material relationships with us, our external auditors or other persons doing business with us. The Board has affirmatively determined that six of our eleven directors have no material direct or indirect relationship with us and qualify as independent directors pursuant to the corporate governance standards of NASDAQ as well as an evaluation of factors specific to each director. The independent directors are Charles Frank, Herbert Granath, Herbert Kloiber, Alfred Langer, Bruce Maggin and Ann Mather.

In the course of the determination by the Board regarding the independence of each non-employee director, it considered the beneficial ownership of such director or his or her affiliates in our company as well as any transactions or arrangements that each director has with us.  In particular, the Board evaluated for Dr. Kloiber the amount of sales to us by a company of which he is the controlling shareholder and serves as an executive officer and determined that the amount of sales by such company was below one percent of the annual revenues of such company during the current year and for any of the past three fiscal years.

Independent Director Meetings

Our independent directors meet separately from the other directors in regularly scheduled executive sessions. The chairman of the Corporate Governance/Nominating Committee presides over the meetings of the independent directors. During 2007, the independent directors held five meetings.

Code of Conduct and Ethics

All of our directors, officers and employees are required to act in accordance with our Code of Conduct and Ethics. The Code of Conduct and Ethics complies with NASDAQ and the SEC requirements and incorporates our Whistleblower Policy. The Whistleblower Policy contains procedures for the anonymous, confidential submission by employees or others of any complaints or concerns about us or our accounting, internal accounting controls or auditing matters. The Whistleblower Policy prohibits retaliation against employees who avail themselves of the policy. Both the Code of Conduct and Ethics and the Whistleblower Policy are available on  our website at www.cetv-net.com and can be accessed by clicking on “About CME” and then on “Company Policies”. They are also available in print to any shareholder on request.

Director Nominating Process

The Corporate Governance/Nominating Committee will consider candidates for membership on the Board of Directors who are recommended by qualifying shareholders. Under the Corporate Governance/Nominating Committee charter, a qualifying shareholder is any shareholder who has provided evidence that he has been the beneficial owner of at least 5% of any class of our outstanding stock for at least one year. In order to be considered for membership, candidates must meet the criteria and qualifications specified by the Corporate Governance/Nominating Committee from time to time, including having relevant professional experience; possessing a knowledge of our business; being eligible under standards established by the SEC, NASDAQ or relevant law. These criteria apply to all nominees, whether recommended by a shareholder, another Director, management or otherwise. Recommendations must be in writing and addressed to the Chairman of the Corporate Governance/Nominating Committee in care of the Company Secretary, CME Development Corporation, Aldwych House, 81 Aldwych, London WC2B 4HN, United Kingdom.  A copy of the Corporate Governance/Nominating Committee charter is available on our website at www.cetv-net.com and can be accessed by clicking on “About CME” and then on “Company Charters”. It is also available in print to any shareholder on request.

Information shall include the name, address and relationship to the Company of the nominee and the proposing shareholder, and such information with respect to the nominee as would be required under the rules and regulations of the SEC to be included in our proxy statement if such proposed nominee were to be included therein. The shareholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with us and otherwise meets our published criteria for consideration as a nominee for director.  To be considered for inclusion in our proxy statement for an Annual General Meeting, the Corporate Governance/Nominating Committee charter stipulates that recommendations must be received by us at least 120 calendar days prior to the anniversary date of our proxy statement for the prior year’s Annual General Meeting and include all required information to be considered. In the case of the 2009 Annual General Meeting, this deadline is February 2, 2009.

Shareholder Communications and Proposals

The Corporate Governance/Nominating Committee charter provides a process by which shareholders may communicate with the Company or the Board of Directors. Shareholders may submit such communications in writing to the Chairman of the Corporate Governance/Nominating Committee in the care of the Company Secretary, CME Development Corporation, Aldwych House, 81 Aldwych, London WC2B 4HN, United. The Company Secretary shall determine, in his discretion, considering the identity of the submitting shareholder and the materiality and appropriateness of the communication, whether, and to whom within the Company, to forward the communication.  The Corporate Governance/Nominating Committee charter stipulates that proposals for inclusion in our Annual General Meeting Proxy Statement must be in writing and received at least 120 days prior to the anniversary date of our proxy statement for the prior year’s annual general meeting. In the case of the 2009 Annual General Meeting, this deadline is February 2, 2009. In addition, the shareholder shall include the form of proposal to be included in the Company’s proxy statement and a brief description as to why the passing of the proposal is beneficial to the Company.

Meetings of the Board of Directors

The Board of Directors currently consists of eleven members. During the fiscal year ended December 31, 2007, the Board of Directors met, or acted by unanimous consent, on twenty-three occasions.  All members of the Board of Directors (other than Igor Kolomoisky) attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served during the periods that they served.  Mr. Kolomoisky attended 14% of such meetings.

We are incorporated in Bermuda and have held our annual general meetings in Bermuda since incorporation.  Senior members of management have been present by teleconference at each annual general meeting to meet shareholders and answer any questions.  Historically, shareholder attendance has been extremely limited, which we attribute to our policy of regular and detailed communication with our shareholders and investors through regular meetings with management, quarterly earnings calls, an annual investor conference and other investor relations activities. Last year’s annual general meeting was attended by one employee director.  In view of the fact that shareholders have not historically attended annual general meetings, we have not adopted a specific policy regarding the attendance of directors at the annual general meeting.  Attendance is left to the discretion of individual directors.

Committees of the Board of Directors

Audit Committee.  The Audit Committee is composed of Messrs. Frank and Langer (Chairman) and Ms. Mather.  The current members of the Audit Committee satisfy the independence and expertise requirements set forth in the NASDAQ Marketplace Rules.  In addition, the Board has determined that Mr. Langer, Ms. Mather and Mr. Frank qualify as “audit committee financial experts”.  The responsibilities of the Audit Committee include (i) selecting and overseeing the independent registered public accounting firm to be retained by us;  (ii) approving the engagement of the independent registered public accounting firm for audit, audit-related, tax-related and other services; (iii) reviewing with the independent registered public accounting firm the scope and results of these engagements; (iv) overseeing our financial reporting activities and internal controls and procedures; and (v) conducting other reviews relating to compliance by us and our employees with our policies and any applicable laws. During the fiscal year ended December 31, 2007, the Audit Committee met, or acted by unanimous consent, on ten occasions.

The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in June 2000.  An amended and restated Audit Committee charter was subsequently adopted by the Board of Directors on November 20, 2002 and amended March 27, 2003, April 6, 2004, February 2, 2006 and February 14, 2007.  The Audit Committee charter is available on our website at www.cetv-net.com and can be accessed by clicking on “About CME” and then on “Company Charters”. It is also available in print to any shareholder on request.

Corporate Governance/Nominating Committee.  The Corporate Governance/Nominating Committee is composed of  Messrs. Granath (Chairman), Langer, Maggin and Kloiber. The members of the Corporate Governance/Nominating Committee satisfy the independence requirements set forth in the NASDAQ Marketplace Rules.  The Corporate Governance/Nominating Committee is responsible generally for ensuring that the Board and its committees are appropriately constituted in order to conform with applicable legal requirements.  Responsibilities of the Corporate Governance/Nominating Committee include selecting, or recommending to the Board, candidates for the Board of Directors and committees of the Board. During the fiscal year ended December 31, 2007, the Corporate Governance/Nominating Committee met on two occasions.

The Corporate Governance/Nominating Committee acts pursuant to a written charter adopted by the Board of Directors in April 2004 and amended on February 2, 2006 and February 4, 2008. A copy of the Corporate Governance/Nominating Committee charter is available on our website at www.cetv-net.com and can be accessed by clicking on “About CME” and then on “Company Charters”. It is also available in print to any shareholder on request.

Related Party Transactions Committee. In February 2007, the Board created a Related Party Transactions Committee and appointed Messrs. Frank (Chairman), Granath, Kloiber and Langer and Ms. Mather to it.  The members of the Related Party Transactions Committee satisfy the independence requirements set forth in the NASDAQ Marketplace Rules. The Related Party Transactions Committee, which operates pursuant to a written procedure, is responsible for reviewing, ratifying or approving our related party transactions that are subject to review or approval under relevant SEC regulations and the NASDAQ Marketplace Rules.

Compensation Committee.  The Compensation Committee is composed of Messrs. Frank, Granath and Maggin (Chairman).  Mr. Frank joined the Compensation Committee on June 27, 2007. Ms. Mather served on the Compensation Committee until February 14, 2007. The members of the Compensation Committee satisfy the independence requirements set forth in the NASDAQ Marketplace Rules.   During the fiscal year ended December 31, 2007, the Compensation Committee met, or acted by unanimous consent, on twelve occasions.

Our executive compensation policies are established, reviewed and approved by the Compensation Committee. Compensation for this purpose means all forms of remuneration, including salaries, bonuses, annual and long-term incentive compensation, equity-based compensation, benefits, perquisites and severance pay or payments made on a change of control. The responsibilities of the Compensation Committee include (i) reviewing and determining (in consultation with the other independent directors) the compensation of the CEO; (ii) in consultation with the CEO, reviewing and determining the compensation of the named executive officers listed in the Summary Compensation Table as well as other senior executives who report to the CEO; (iii) reviewing annually the performance of the CEO; (iv) reviewing and making recommendations to the Board of Directors in respect of non-employee director compensation; and (v) administering our 1995 Amended and Restated Stock Incentive Plan (the “1995 Plan”), including  granting options as well as other forms of equity compensation and setting the terms thereof pursuant to the 1995 Plan.  Additional information on compensation policies and consideration of executive compensation is included in the Compensation Discussion and Analysis below.

The Compensation Committee acts pursuant to a written charter adopted by the Board of Directors on February 13, 2003 and amended on April 6, 2004 and February 14, 2007. The charter is available on our website at www.cetv-net.com and can be accessed by clicking on “About CME” and then on “Company Charters”.  It is also available in print to any shareholder on request.

MANAGEMENT

Set forth below is certain information describing members of our management team, including named executive officers. Biographical information for Michael Garin, our CEO, may be found under “Proposal 1—Election of Directors” above.

Named Executive Officers

Wallace Macmillan, 50, was appointed Chief Financial Officer in March 2003. From 2001 until joining us, Mr. Macmillan consulted for both Bertelsmann and EMI. From 1992 until 2001 Mr. Macmillan held several positions at EMI. From 1999 until 2001, he was employed as VP Finance for the Recorded Music Division.  Between 1997 and 1999, he was CFO for EMI’s Virgin Sector and Latin American and South East Asian regions.  From 1992 until 1997 he worked as Finance Director first of Virgin Records, United Kingdom and Ireland and later of EMI records, United Kingdom, following the acquisition of Virgin Music Group by Thorn-EMI. Between 1990 and 1992 he was the International Financial Controller for Virgin Music Group in the United Kingdom. From 1988 to 1990 Mr. Macmillan worked as Director of Group Reporting for Bertelsmann Music Group in New York. From 1983 through 1987 he worked for the Bertelsmann Group in Germany in a variety of financial roles. Mr. Macmillan obtained his qualification as a Chartered Accountant while at Price Waterhouse from 1976 to 1983.

Adrian Sarbu, 52, was appointed as our Chief Operating Officer in October 2007.  From February 2006 until October 2007, Mr. Sarbu was Regional Director of Central and Eastern Europe. Mr. Sarbu has been the General Director and President of the Board of Pro TV in Romania since 1995 when this channel, the first of our Romanian operations, was launched.  In addition to holding the position of COO, Mr. Sarbu has also been a shareholder in Pro TV since its launch.  In 1990, Mr. Sarbu founded the Media Pro Group, which is engaged in film and television production (Media Pro Studios, the largest movie studio in Central and Eastern Europe), distribution (Media Pro Distribution), the theatrical exhibition business (Cinema Pro), news syndication (Mediafax), radio (Pro FM), printing and publishing (Publimedia) and internet (Media Pro Interactive).  Four companies in which Mr. Sarbu directly or indirectly held a controlling interest are in involuntary bankruptcy proceedings initiated in 2002 (Alfa Serv Srl), 2004 (Media Com 95 Srl and Pro For) and 2005 (Agentia de drepturi sportive).  The proceedings with respect to Pro For closed in 2007. Mr. Sarbu has also established a charitable foundation named Fundatia Pro in 1997 that is focused on education, including the launching and management of The Media University in 1999 that offers students the opportunity to study journalism and other media related disciplines. Mr. Sarbu was a film director until 1989.  He received his university degree from the Academy of Cinema and Theatre, currently named The National University of Theatrical and Cinematography Arts "Ion Luca Caragiale".

Marina Williams, 42, has served as Executive Vice President since November 2004.  From 2003 until joining us, Ms. Williams served as Vice President and Managing Director of Newscorp with responsibility for the development of Fox channels in Central and Eastern Europe.  From 1998 to 2003, she served as Managing Director for Central and Eastern Europe and Executive Director, TV Channels for Fox Kids Europe and was responsible for launching and managing channels and for pan-European advertising and sponsorship.  From 1991 to 1998, Ms. Williams served as regional manager and later Vice President for European Business Development for Turner Broadcasting in London, England and was responsible for developing CNN and the Cartoon Network in Eastern Europe. She received an M.A. degree from St. Petersburg University in St. Petersburg, Russia.

Other Members of Management

Marijan Jurenec, 50, was appointed as Director, Adriatic Region on April 12, 2005. He is responsible for our expansion strategy in the former Yugoslavia as well as supervision of our television networks in Slovenia and Croatia. He is also General Director of Pro Plus and Kanal A, our two channels in Slovenia, and chief executive officer of Nova TV in Croatia. Mr. Jurenec assumed managerial responsibility for Pro Plus in July 1995 and Nova TV in April 2005. Prior to entering the Slovenian television industry, he was responsible for export activities at the TAM Company. He previously served as a financial consultant in the founding of several international companies. Mr. Jurenec also authored a financial analytical study on which the foundation of the international partnership at Pro Plus was based. He was a partner and director of the private local television station Tele 59 from 1992 to 1994. He graduated from the University in Maribor, specializing in the study of Economics and International Business Affairs.

Daniel Penn, 42, joined the Company in 2002 and has served as General Counsel since May 2004 and Company Secretary since June 2004. Prior to joining CME, he served as general counsel and head of developments/business affairs in an internet publishing business and in a multinational telecommunications company. He began his career in private practice with Mayer Brown, where he worked in their offices in New York, London and Tashkent, Uzbekistan. Mr. Penn graduated from Princeton University with a B.A. from the Woodrow Wilson School of Public and International Affairs and a Certificate of Achievement in Russian Studies. He received a J.D. from the Columbia University School of Law, where he served as Editor-in-Chief of the Columbia Law Review.

Romana Tomasova, 40, has served as Director of Corporate Communications since October 2005. Prior to joining us, Ms. Tomasova was Director of Marketing and Communications of PPF Group, which is the largest private financial group in the Czech Republic. Prior to the PPF Group, she worked as a public relations manager for the pharmaceutical company AstraZeneca in the Czech Republic. Between 1999 and 2003, Ms. Tomasova worked as Head of Corporate Communication of the Czech alternative telecommunications operator Contactel. Between 1995 and 1999, she worked for the Czech telco incumbent Czech Telecom in different managerial positions involving public relations, communications and government relations. Ms. Tomasova graduated from the Charles University in Prague where she studied psychology and later translation and interpreting. She is fluent in Czech, English and Russian. She received her M.B.A. at the University of Chicago, Graduate School of Business.

Mark Wyllie, 44,  joined us as Finance Director in September 2000. In 2001 he became a Vice President of the Company. Mr. Wyllie, a Chartered Certified Accountant, served in various finance roles within United Biscuits from September 1988 until July 2000. In 1998 Mr. Wyllie was Finance Director for Asia and Central and Eastern Europe in charge of operations in Poland, Hungary and Romania as well as the Far East. From 1986 to 1988 he served as a consultant with Metapraxis Ltd, a small, financially-oriented software consultancy. Mark received his B.A. honors degree in Engineering Science, Economics and Management from Oxford University.

COMPENSATION DISCUSSION AND ANALYSIS

Philosophy and Objectives of Compensation Programs

General Philosophy

We believe the total compensation of our executive officers should support the following objectives:

•
Attract and retain executives with the experience and expertise to drive us to achieve our objectives.  This means that we provide significant compensation opportunities to executives who are able to deliver competitive results.

•
Reward executives for creating shareholder value.  This means that our long-term incentive programs are equity-based and that these equity-based programs represent a significant percentage of the total compensation opportunity for our executives.

•
Create a mix of short-term and long-term compensation to achieve a balance between current income and long-term incentive opportunities that promote attention to both annual and multi-year business objectives.  The mix between short-term and long-term is also designed to reflect the roles and responsibilities of the individual.  This means that senior executives have a higher percentage of their total potential compensation tied to variable (versus fixed) pay, and long-term (versus short-term) pay.

•
Create a strong culture that rewards results.  This means that incentive plans reward a combination of our overall results through the achievement of specific financial goals and individual performance through the use of specific goals and objectives.

•
Compensation is appropriate in light of our profile, strategy and anticipated performance.  This means that while the Compensation Committee considers competitive practice in its decision-making, it places significant emphasis on our specific strategy, financial situation and performance in the ultimate determination of compensation decisions.

Compensation Design and Elements of Compensation

Our executive compensation program consists of the following components:

Base Salary

Salary levels for each of our Named Executive Officers are set forth in their employment contracts.  The Compensation Committee may review these salary levels each year to determine whether any adjustment is appropriate.  Key considerations in establishing base salary levels and subsequent increases include the overall level of responsibility of a given Named Executive Officer; the importance of the role; and the experience, expertise and specific performance of the individual.  We consider current base salary levels for each of our Named Executive Officers to be consistent with these objectives.

For our current Named Executive Officers, base salaries for 2007 accounted for 21% of total direct compensation. (Total direct compensation consists of salary, bonus and annual option grant value).  This means our Named Executive Officers have 79% of their total direct compensation tied to short- and long-term incentive pay.

Annual Incentive Plans

Across the entire group, approximately 2,700 employees were eligible to receive annual incentives through various incentive plans.  Award opportunities vary by position and level in the organization. Incentive opportunities for the Named Executive Officers are specified in their employment contracts, with targets generally ranging from 33 1/3% to 100% of salary.  The basis for bonus awards vary for specific Named Executive Officers and are awarded for the achievement of a combination of financial and strategic goals. The Compensation Committee also approves on an annual basis a specific EBITDA threshold for purposes of defining target as well as minimum and maximum financial performance criteria for bonus awards at the corporate level.  Management approves EBITDA thresholds as well as minimum and maximum financial performance criteria for bonus awards to employees in the operating companies.

Actual bonus awards may exceed target amounts if financial performance criteria and, in the case of the CEO, qualitative criteria are exceeded.  The Compensation Committee may also establish other performance criteria for purposes of creating additional incentives for the achievement of specific objectives.  For 2007, actual bonus awards for the Named Executive Officers ranged from 67% to 492% of salary. The higher range of bonus awards occurred in instances where performance substantially exceeded targets.

In respect of the CEO’s compensation, the Compensation Committee considers many factors, both qualitative and quantitative; however, none of the factors are given specific weights. Key among the factors considered by the Compensation Committee in 2007 were the following achievements:

•	We reported consolidated revenues of $840.0 million for the year ended December 31, 2007, a 39% increase over consolidated net revenues for the year ended December 31, 2006.
•
We reported Segment EBITDA[1] of $319.7 million for the year ended December 31, 2007, a  46% increase over Segment EBITDA for the year ended December 31, 2006 and a 19% increase over target EBITDA for bonus purposes.

•	The successful management of the implementation of a new transparent advertising strategy in the Czech Republic delivered exceptional results.
•	We bought out our partners in the Slovak Republic and achieved a 51% increase in revenues and a 100% increase in Segment EBITDA in our operations there compared to 2006.
•
Following the redemption of our Euro 125 million floating rate senior notes, we successfully raised approximately Euro 150 million in May 2007 through the issuance of new floating rate senior notes bearing interest at a substantially lower margin.

•	Active management of our new media strategy has significantly increased our digital footprint in our markets.
•	Proactive investor relations has resulted in us receiving additional analyst coverage and has contributed to growth of approximately 58% in our share price during 2007.

Our Chief Operating Officer received an incentive award in 2007 that is based on the combined performance of the Czech Republic and Slovak Republic operations over a two-year period (as described below in the Summary Compensation Table) in addition to an award based on the achievement of the maximum financial performance criteria by our Romanian operations. The remaining Named Executive Officers received annual incentive awards equal to two times the applicable target bonus percentage (as described below in the Summary Compensation Table) for the achievement of Segment EBITDA on a company-wide basis that exceeded by 19% target EBITDA established by the Compensation Committee.

Long-Term Equity Incentive Program (LTIP)

We believe sustained long-term growth in our share price, achieved through growing revenues, operating income and, to a lesser extent, earnings, is the primary responsibility of management.  Long-term incentives in the form of stock options are the most effective way to link the interests of management and shareholders, and to incentivize management to strive for continued shareholder value creation.  Therefore, we have used stock options as an integral part of our compensation programs.
________________________

[1]
For a quantitative reconciliation of non-GAAP financial measures to the most directly comparable financial measurements in accordance with GAAP, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 accompanying this Proxy Statement.

Each year, the Compensation Committee reviews and approves annual option grants to a group of employees.  In 2007, 83 employees, including the Named Executive Officers, received option awards.  Annual grant levels are determined based on a number of factors, including the individual’s position, the role the individual plays in setting and achieving long-term company goals, the size of prior equity awards, the overall dilution represented by equity grants and the cost of such grants as reflected in our financial statements.

Historically, regular annual grants to Named Executive Officers have occurred at the time of our annual general meeting, when non-employee directors are entitled to receive an annual grant under the terms of the 1995 Plan. Annual grants to other employees have historically occurred near the end of each calendar year. In 2007, grants were made to Named Executive Officers at the time other employees received grants. The dates and values of these grants are included in the Grants of Plan-Based Awards table below.  As described below under “Equity Granting Policy”, the Compensation Committee approves all option grants to Named Executive Officers and other employees and the exercise price of all grants is equal to the closing price of our shares on the date of grant.  Consistent with general market practice, options to employees are currently granted with a life of eight to ten years and vest over four years.

Other Benefits and Perquisites

Our Named Executive Officers are eligible to participate in employee benefits programs established by the subsidiaries employing them. These benefits generally consist of medical insurance for the Named Executive Officers and their dependants and life and disability insurance.  The value of these amounts is included in the Summary Compensation Table.

Stock Ownership Guidelines

We encourage stock ownership by executives and directors but do not have formal stock ownership guidelines.

Severance

As is customary in our markets, all of our Named Executive Officers have employment agreements with us or one of our subsidiaries and these agreements provide for compensation in the event of involuntary termination.  These termination payments, which are typically defined by local practice and are generally derived from the notice period or term of the corresponding employment agreement, were negotiated between us and each Named Executive Officer individually and do not conform to a single policy.  The basis for and value of these termination payments is further described and quantified under “Potential Payments Upon Termination or Change of Control”  below.

Compensation and Management Consultants

The Compensation Committee engaged Pearl Meyer & Partners (“PM&P”) to serve as its independent advisor on executive compensation matters as well as programs and policies that are subject to the review or approval of the Compensation Committee.  In addition, the Compensation Committee engaged the consulting firm Right Management to conduct an assessment of the CEO that was used by the Compensation Committee and the other members of the Board in evaluating the CEO’s overall performance in 2007. Both PM&P and Right Management were retained by, and reported directly to, the Compensation Committee.  All of the work performed by such consultants was at the request of the Compensation Committee and neither consultant did any other work for the Company.  Both PM&P and Right Management worked with management as was necessary in order to collect and prepare information for the Compensation Committee’s review.  Neither PM&P nor Right Management is currently conducting any work under their engagements by the Compensation Committee.

Role of Executives in Establishing Compensation

Our COO, CFO and General Counsel have participated in the development and implementation of certain executive compensation programs, particularly the annual incentive and long-term incentive programs.  Once formulated, these programs are reviewed by our CEO and submitted to the Compensation Committee for its review and approval.  From time to time, certain executives, including the CEO, may be invited to attend meetings of the Compensation Committee.  The General Counsel attends meetings in his capacity as Company Secretary.  While these executives may be asked to provide input and perspective, only Compensation Committee members vote on executive compensation matters.  These votes take place in executive session, when no members of management are in attendance.

Equity Granting Policy

Recognizing the importance of adhering to appropriate practices and procedures when granting equity awards, we formalized an equity granting policy in early 2007 to memorialize the practices and processes we use in granting such awards. The policy establishes the following practices:

•	Decisions to award equity grants shall only be taken during a period when trading in our shares is permitted in accordance with our Insider Trading Policy.
•
All grants to Section 16 officers, including grants to new hires, must be approved at a meeting of the Compensation Committee, including telephonic meetings, and may not occur through action by unanimous written consent.

•
The grant date of any equity awards approved at a meeting of the Compensation Committee shall be the date of such meeting or, in connection with an anticipated hire or an award to be granted in several installments, a future date established by the Compensation Committee at such meeting, subject to employment commencing.

•	The exercise price for all option awards shall not be less than the closing price of our shares on the date of grant.

Impact of Tax and Accounting on Compensation Decisions

As a general matter, the Compensation Committee takes into consideration the various tax and accounting implications of compensation vehicles employed by us.  When determining amounts of long-term incentive compensation to executives and employees, the Compensation Committee examines the accounting cost associated with the grants. Under Statement of Financial Accounting Standards, No. 123 (revised 2004), grants of stock options, restricted stock and restricted stock units permitted pursuant to the 1995 Plan result in an accounting charge. The accounting charge is equal to the fair value of the instruments being issued for options expected to vest. For stock options, the cost is equal to the fair value of the option on the date of grant using a Black-Scholes option pricing model multiplied by the number of options expected to vest. For restricted stock, the cost is equal to the fair value of the stock on the date of grant multiplied by the number of shares or units granted. This expense is amortized over the requisite service or vesting period.

The Compensation Committee also considers the tax implications of its programs, both to us and to the participants.  It is the Compensation Committee’s policy to maximize the effectiveness of our executive compensation plans in this regard.  However, the Compensation Committee believes that compensation and benefits decisions should be primarily driven by the needs of the business rather than by tax policy.  Therefore, the Compensation Committee may make pay decisions that result in certain tax inefficiencies.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis with management, and based on our review and discussions, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by:

Charles Frank
Bruce Maggin
Herbert A. Granath

Members Of The Compensation committee

NAMED EXECUTIVE OFFICERS

Our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and our Executive Vice President were the only individuals who served as executive officers at the end of the fiscal year ended December 31, 2007 and are therefore our only named executive officers (together, the “Named Executive Officers”).  There is no arrangement or understanding between any Named Executive Officer and any other person regarding selection as an Named Executive Officer. Named Executive Officers serve pursuant to their employment agreements as described herein.

SUMMARY COMPENSATION TABLE

The following table summarizes all plan and non-plan compensation awarded to, earned by, or paid to the Named Executive Officers, for services rendered in all capacities to us and our subsidiaries for our last two fiscal years. No stock awards and no non-equity incentive plan compensation or non-qualified deferred compensation was awarded to any employees in 2006 or 2007.

	Year	Salary ($)		Bonus ($)		Option awards ($)(6)	All Other Compensation ($)		Total Compensation ($)
Michael Garin Chief Executive Officer	2007	745,462	(1)	2,500,000		1,167,164	192,600	(7)	4,605,226
	2006	625,000		1,400,000		913,055	152,012		3,090,067

Adrian Sarbu Chief Operating Officer	2007	1,139,819	(2)	5,611,781	(5)	133,158	3,290	(8)	6,888,048
	2006	924,887		426,887		86,982	2,630	(8)	1,441,386

Wallace Macmillan Chief Financial Officer	2007	561,353	(3)	596,353		252,321	20,415	(8)	1,430,443
	2006	436,950		297,774		188,226	3,763	(8)	926,713

Marina Williams Executive Vice President	2007	468,004	(4)	312,002		379,384	12,041	(8)	1,171,432
	2006	402,454		1,021,575		276,738	3,736	(8)	1,704,503
____________________
(1) Mr. Garin’s annual salary was increased from $625,000 to $1,200,000 on October 17, 2007 in connection with an amendment to his employment agreement.
(2) On October 17, 2007, Mr. Sarbu was appointed Chief Operating Officer and his aggregate annual salary was increased to $1,200,000, half of which is payable in Romanian lei (“RON”) and half of which is payable in Euros.
(3) With effect from April 1, 2007, Mr. Macmillan’s annual salary was increased from £250,000 (approximately $501,841) to £290,000 (approximately $582,135).
(4) On April 1, 2007, Ms. Williams annual salary increased from £225,000 (approximately $451,657) to £236,250 (approximately $474,240) pursuant to the terms of her employment agreement.
(5) See the summary below for additional information on Mr. Sarbu’s 2007 bonus.
(6) These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and December 31, 2006 in accordance with FAS 123(R) of awards pursuant to the 1995 Plan, which includes amounts from awards granted in and prior to 2007. Assumptions used in the calculation of this amount are included in Item 8, Note 16 to our audited financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2007 accompanying this Proxy Statement.
(7) As part of his employment arrangement, Mr. Garin is deemed to be based in Westchester County, New York, where he maintains a home, and is entitled to reimbursement for expenses incurred by him, his travel companion and his family for travel (including ground transportation costs), accommodation, meals and related costs while travelling on personal business. During 2007 such expenses included approximately $23,000 for life and health insurance benefits paid by us, approximately $126,000 for travel costs (including ground transportation costs), approximately $29,900 for meals, approximately $10,700 for accommodation and approximately $3,000 for miscellaneous expenses. For 2006, approximately $24,000 represents life and health insurance benefits paid by us, approximately $85,000 represents travel costs (including ground transportation costs), approximately $25,000 was for meals and approximately $10,000 for accommodation.
(8) Represents life and health insurance benefits paid by us.

Amounts of salary and bonus earned by each Named Executive Officer in the Summary Compensation Table in a currency other than US dollars have been translated using the average exchange rate for 2007 or 2006, as applicable. Foreign currency amounts set out below and those in respect of “Potential Payments Upon Termination or Change of Control” described below have been translated using the exchange rate prevailing at December 31, 2007.

Michael Garin

Michael Garin has an employment agreement dated as of March 30, 2004 with one of our wholly-owned subsidiaries.  On July 28, 2006, he entered into an amendment to this agreement, pursuant to which his term as Chief Executive Officer was extended from January 31, 2008 to January 31, 2010.  On October 17, 2007, he entered into a second amendment to this agreement pursuant to which annual salary was increased with effect from that date and the terms of his annual bonus have been amended with effect from the 2008 fiscal year. Under his amended employment agreement, Mr. Garin is entitled to receive an aggregate annual salary of  $1,200,000, which may be increased annually at the discretion of the Compensation Committee.  Prior to this amendment, his annual salary was $625,000.

Mr. Garin has the opportunity to earn an annual cash bonus with a target amount equal to his annual base salary.  For the 2006 and 2007 fiscal years, one-half of such target was based on objective criteria and one-half was based on subjective criteria established by the Compensation Committee. The Compensation Committee has the discretion to adjust the bonus award in excess of the target based on actual performance. Beginning in 2008 Mr. Garin is entitled to an annual bonus based on our meeting certain quantitative performance targets based on EBITDA set forth in our approved budget in respect of such financial year. In the event such targets are reached, Mr. Garin shall be entitled to receive a bonus equal to Euro 846,000  (approximately $1,245,397), which is equivalent to 100% of his annual base salary at the time of the most recent amendment of his employment agreement. In the event such targets are exceeded by at least 5%, Mr. Garin is entitled to a further bonus equal to 50% of such amount.

Pursuant to Mr. Garin’s employment agreement, we are required to procure that Mr. Garin is named to the Board of Directors and the Board of Directors is required to nominate Mr. Garin for election to the Board of Directors for so long as he remains employed by us.

If Mr. Garin serves through the end of the term provided in the amended agreement, we will retain him as a consultant for a one-year period following the expiration of such term. Under the terms of the consultancy, Mr. Garin may be required to devote up to 30 hours per month of service at our request and he will be entitled to receive an aggregate fee of $300,000 payable in equal monthly installments. During the period, he will continue to be provided with health insurance, an assistant and office space.

Adrian Sarbu

Mr. Sarbu was appointed Chief Operating Officer on October 17, 2007.   In connection with this appointment, he has entered into an employment agreement with CME Development Corporation (the “UK employment agreement”) that expires on December 31, 2009. Pursuant to the UK employment agreement, he is entitled to receive an annual salary of Euro 423,000 (approximately $622,698) beginning in the 2008 fiscal year as well as an amount in respect of 2007 equal to the difference between his salary entitlement arising from his appointment as Chief Operating Officer and the amounts he received under his previous employment agreements (described below). In addition, Mr. Sarbu will continue to serve as the President of the Board of our Romanian subsidiary, Pro TV SA, and has entered into an agreement for the performance of such office with Pro TV SA that expires on April 23, 2011 (the “2007 Pro TV agreement”). Under the 2007 Pro TV agreement, Mr. Sarbu is entitled to receive annual remuneration of RON 1,440,000 (approximately $586,224).

Under the terms of the UK employment agreement, beginning in 2008 Mr. Sarbu is entitled to an annual bonus based on our meeting certain quantitative performance targets based on EBITDA set forth in our approved budget in respect of such financial year. In the event such targets are reached, Mr. Sarbu shall be entitled to receive a bonus under the UK employment agreement equal to 100% of his annual base salary. In the event such targets are exceeded by at least 5%, Mr. Sarbu is entitled to a further bonus equal to 50% of his annual base salary. Under the terms of the 2007 Pro TV agreement, beginning in 2008 so long as Mr. Sarbu remains our COO he will also be eligible to receive an annual bonus of up to RON 2,160,000 (approximately $879,336), payable on the same basis under the UK employment agreement.  If Mr. Sarbu is no longer our COO but remains as President of the Board of Pro TV, under the terms of the 2007 Pro TV agreement he will be eligible to receive an annual bonus equal to 100% of his annual base salary in the event we achieve certain quantitative performance targets based on EBITDA. In the event such targets are exceeded by at least 5%, Mr. Sarbu is entitled to a further bonus equal to 50% of his annual base salary.

The UK employment agreement and the 2007 Pro TV agreement replace the previous employment arrangements between us and Mr. Sarbu, except that the bonus paid to Mr. Sarbu in 2007 was calculated pursuant to his previous employment agreements.  Those previous employment agreements consist of a Contract for the Performance of the Office with our Czech subsidiary CET 21 spol. s.r.o. dated August 1, 2006 (as amended, the “CET 21 agreement”) and an employment agreement with Pro TV SA dated January 1, 2006 (the “2006 Pro TV agreement”). Mr. Sarbu entered into the CET 21 agreement in connection with his appointment  as a regional director to oversee our operations in the Czech and Slovak Republics, which was formalized on August 1, 2006. The CET 21 agreement was for a fixed term and expired on December 31, 2007. Under the CET 21 agreement, Mr. Sarbu was entitled to receive an annual salary of $500,000.  Under the 2006 Pro TV agreement, Mr. Sarbu was entitled to receive an annual aggregate salary of RON 1,431,660 (approximately $582,829).

Under the CET 21 agreement, Mr. Sarbu had the opportunity to earn a cash bonus of $1,000,000 at the end of 2007 if the combined EBITDA results reported for both the Czech and Slovak Republic operations were equal to the aggregate EBITDA target of at least  $273,300,000 for the 2006 and 2007 fiscal years for those operations. In the event the aggregate combined EBITDA exceeded  $273,300,000, Mr. Sarbu was entitled to receive a bonus equal to 10% of the amount of such excess, to a total amount of $5,000,000 (including the $1,000,000 payable in the event these EBITDA targets are achieved). Under the 2006 Pro TV employment agreement, Mr. Sarbu was entitled to an annual cash bonus of 50% of his annual salary if the EBITDA results reported for the Romanian operations equal the annual EBITDA target for the applicable fiscal year and was subject to an  increase to an amount representing 100% of his annual salary if the EBITDA results reached or exceeded an approved threshold above the annual target.

Wallace Macmillan

Wallace Macmillan has an amended and restated employment agreement dated October 6, 2006 with one of our wholly-owned subsidiaries.  In April 2007, Mr. Macmillan’s aggregate annual salary was increased from £250,000 (approximately $501,841) to £290,000 (approximately $582,135), and such salary may be increased  annually at the discretion of the Compensation Committee. Mr. Macmillan is also entitled to participate in an annual discretionary bonus scheme. Under the scheme in effect in 2006 and 2007, the qualitative performance criteria based on EBITDA for determining the amount of such bonus were determined by the Chief Executive Officer and approved by the Compensation Committee. Following an amendment to his employment agreement effective April 1, 2006, such bonus is based upon a target representing 50% of Mr. Macmillan’s gross annual salary and may be increased to a maximum of twice that amount in the event the Company’s EBITDA reaches or exceeds an approved threshold above the annual target. Prior to such amendment, Mr. Macmillan’s bonus was based on a target representing 33 1/3% of his gross annual salary.

Marina Williams

Marina Williams has an employment agreement dated October 5, 2006 with a wholly-owned subsidiary of our company.  Under her employment agreement, Ms. Williams is entitled to receive an aggregate annual salary of £225,000 (approximately $451,657), subject to an increase of 5% on April 1 of each year. From April 1, 2007, her annual salary was £236,250 (approximately $474,240).

Ms. Williams is also entitled to participate in an annual discretionary bonus scheme. Under the scheme in effect in 2006 and 2007, the qualitative performance criteria based on EBITDA for determining the amount of such bonus were determined by the Chief Executive Officer and approved by the Compensation Committee. Such bonus is based on a target representing  not less than 33 1/3% of Ms. Williams’ gross annual salary and may be increased to a maximum of twice that amount in the event the Company’s EBITDA reaches or exceeds an approved threshold aove the annual target. With effect from April 1, 2006, Ms. Williams is also entitled to a bonus in respect of our Ukrainian operations, in the amount of 50% of her gross annual salary should the EBITDA results of the Ukrainian operations reported in our Annual Report on Form 10-K be equal to the annual aggregate EBITDA target for that fiscal year. If the EBITDA results exceed the annual aggregate EBITDA target for that fiscal year, Ms. Williams is entitled to receive an additional amount equal to 10% of her gross annual basic salary in respect of the relevant year for each 5% increment by which the EBITDA results exceed the corresponding EBITDA target. In addition, in 2006 Ms. Williams received a cash bonus of $500,000, a portion of which was awarded following an agreement to extend her employment agreement and the remainder following the successful extension of the main broadcasting license of our Ukrainian subsidiary Studio 1+1 LLC.

GRANTS OF PLAN BASED AWARDS

The following table sets forth information with respect to grants of options to purchase shares of Class A Common Stock granted to the Named Executive Officers during the fiscal year ended December 31, 2007. We have not granted any equity or non-equity incentive awards or any stock awards during the year ended December 31, 2007.

	Grant Date	All Other Option Awards: Number of Securities Underlying Options		Exercise / Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Award ($)(3)
Michael Garin	-	-		-	-
Adrian Sarbu	12/05/2007	30,000	(1)	113.56	1,307,490
Wallace Macmillan	12/05/2007	12,500	(1)	113.56	544,788
Marina Williams	04/02/2007	12,500	(2)	87.91	528,113
_____________________

(1) This grant reflects an annual grant of options made to certain Named Executive Officers. The exercise price is equal to the closing price of our shares of Class A Common Stock on December 5, 2007, the date such grant was made. Such options become exercisable in four equal installments on each anniversary of the grant date and expire on December 4, 2015.
(2) In connection with an amendment to Ms. Williams’ employment agreement in 2006, Ms. Williams was granted options on April 2, 2007 to purchase 12,500 shares of Class A Common Stock at an exercise price equal to the closing price of our shares of Class A Common Stock on that day which are exercisable in four equal installments on each anniversary of the grant and expire on April 1, 2017. Pursuant to this amendment, Ms. Williams is entitled to receive a grant of options to purchase 12,500 shares of Class A Common Stock on April 1 (or the next succeeding business day) of each year of the remaining term of her employment agreement (which expires on March 31, 2010). The exercise price of such options will be the closing price of our shares of Class A Common Stock on the date of grant and these options will become exercisable in four equal installments on each anniversary of the grant date. Accordingly, on April 1, 2008, Ms. Williams was awarded options to purchase 12,500 shares of our Class A Common Stock at an exercise price of $88.51 per share. Such options become exercisable in four equal annual installments on each of the first four anniversaries of the date of grant and expire on March 31, 2016.
(3) Grant date fair value was determined using the methodology provided by FAS 123(R). For a discussion of the assumptions underlying the valuation of employee stock compensation, see Item 8, Note 16 of our Annual Report on Form 10-K for the year ended December 31, 2007 accompanying this Proxy Statement.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

The following table sets forth information with respect to options to purchase shares of Class A Common Stock granted to the Named Executive Officers outstanding at December 31, 2007.  We have not made any stock awards and there are no unearned options.

	Option Awards

	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Michael Garin		180,000	110,000
	02/02/2004(1)	160,000	-	19.49	01/31/2014
	06/02/2005(1)	15,000	15,000	44.50	06/01/2015
	06/08/2006(1)	5,000	15,000	56.42	06/07/2016
	07/28/2006	-	80,000(2)	60.64	07/27/2016

Adrian Sarbu		10,000	40,000
	11/18/2004(1)	6,000	2,000	32.99	11/17/2014
	12/21/2005(1)	2,000	2,000	57.00	12/20/2015
	06/08/2006(1)	2,000	6,000	56.42	06/07/2016
	12/05/2007(1)	-	30,000	113.56	12/04/2015

Wallace Macmillan		35,125	32,875
	05/29/2003	5,000	-	10.37	05/28/2013
	05/05/2004	20,000	-	18.93	05/04/2014
	06/02/2005(1)	5,000	5,000	44.50	06/01/2015
	06/08/2006(1)	2,000	6,000	56.42	06/07/2016
	12/14/2006(1)	3,125	9,375	72.05	12/13/2016
	12/05/2007(1)	-	12,500	113.56	12/04/2015

Marina Williams		14,794	29,375
	11/22/2004	6,667	-	32.80	11/21/2014
	06/02/2005(1)	5,000	7,500	44.50	06/01/2015
	05/01/2006(1)	3,125	9,375	64.81	04/30/2016
	04/02/2007(1)	-	12,500	87.91	04/01/2017
______________________________

(1) These options vest in four equal installments on each anniversary of the date of grant.
(2) Pursuant to an amendment to Mr. Garin’s employment agreement in 2006, Mr. Garin has been granted options to acquire 80,000 shares of Class A Common Stock. Such options become exercisable in three annual installments: as to 32,000 shares on January 31, 2009, as to 64,000 shares on January 31, 2010 and as to 80,000 shares on January 31, 2011.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information with respect to each exercise of stock options during the fiscal year ended December 31, 2007 by the Named Executive Officers and the value realized on exercise.  There are no stock awards held by any Named Executive Officer, any other employee or any director.

Option Awards

	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(2)
Michael Garin	-	-
Adrian Sarbu	-	-
Wallace Macmillan	-	-
Marina Williams	15,833(1)	813,126
____________________

(1) On March 16, 2007, Ms. Williams exercised options to purchase 8,500 shares of Class A Common Stock that were granted on November 22, 2004, realizing a gain on exercise of $418,540.  On June 14, 2007, Ms. Williams exercised options to purchase 4,833 shares of Class A Common Stock that were granted on November 22, 2004 and 2,500 shares of Class A Common Stock that were granted on June 2, 2005, realizing a gain on exercise of $279,340 and $115,246, respectively.
(2) The value realized at exercise represents the difference between the market price on the date of exercise and the exercise price of the options exercised.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Set out below is information reflecting compensation that may be payable to each of the Named Executive Officers in the event of the termination of such executive officer’s employment. The amount of compensation payable upon voluntary termination, involuntary termination (other than for cause) or termination for cause is described below. We do not have any severance agreement or any agreement providing for any specific payments upon a change of control. The amounts shown below assume that such termination was effective as of December 31, 2007. The amounts do not include salary earned through such period (which is reflected in the Summary Compensation Table) but do include bonuses awarded to Named Executive Officers in respect of the year ended December 31, 2007 that were paid after such date.  The numbers presented below are estimates of amounts that may be payable on termination.  Actual amounts that may be payable or will be paid can only be determined at the time of separation of a Named Executive Officer from our company. Foreign currency amounts set out below have been translated using the exchange rate prevailing at December 31, 2007.

Michael Garin

Michael Garin has an amended employment agreement with a fixed term that expires on January 31, 2010. Mr. Garin may voluntarily terminate the agreement at any time on 90 days’ notice without further entitlement. We may elect to make payment in lieu of notice and pay him the portion of his gross salary payable for the period of notice on the date of the notice of termination, subject to deductions for social security and other withholdings.  If we were to elect to make payment in lieu of notice, Mr. Garin would be entitled to receive $295,890. Any options that have become exercisable as of such voluntary termination date may be exercised for a period of 90 days following such date.

We may terminate the employment agreement at any time prior to the expiration of the term. If such early involuntary termination is due to a reason other than for cause or death or disability, Mr. Garin is entitled to seek any loss of compensation or loss of other contractual entitlements that may be available as a matter of law.  The actual entitlement may vary from current unpaid amounts of salary to unpaid salary and other entitlements through the remaining period of the employment agreement. It has been assumed solely for purposes of quantifying a potential entitlement of Mr. Garin in the event of such involuntary termination that such entitlement would not exceed base salary for the period from the date of termination through January 31, 2010.  The amount of such payment would be $4,900,000 (which includes the actual bonus awarded to him in 2007), subject to deductions for social security and other withholdings. In the event of such termination, the options awarded to Mr. Garin under the amendment to his employment agreement and those awarded under his initial employment agreement shall become vested and shall be exercisable for a period of 90 days from the date of such early termination. Any other options vested and exercisable at the date of termination shall remain exercisable for a period of 90 days following termination.

In the event we terminate Mr. Garin’s employment agreement due to cause, he is not entitled to receive any additional remuneration. In addition, any options awarded to Mr. Garin, including those that have become exercisable, shall immediately terminate on the date of such termination.

In the event Mr. Garin’s employment is terminated due to his death, disability or retirement at or after age 65, he is not entitled to any additional remuneration. All options granted under the initial employment agreement, the amendment to his employment agreement or otherwise will automatically become exercisable for a period of one year following his termination on such grounds.

Mr. Garin’s employment agreement also contains non-competition provisions applicable for a one-year period following termination and a prohibition on the use of confidential information.

Adrian Sarbu

UK Employment Agreement

Mr. Sarbu’s UK employment agreement is for a fixed term, expiring on December 31, 2009. Under the terms of the UK employment agreement, we or Mr. Sarbu may terminate his employment (other than for cause) on 12 months’ notice. We may elect to make payment in lieu of notice, and pay him the portion of his gross salary payable for the period of notice on the date of the notice of termination. If we were to elect to make payment in lieu of notice, Mr. Sarbu would be entitled to receive $6,234,479 (which includes Euro 423,000 (approximately $622,698) payable under his notice provisions as well as the actual bonus awarded to him in 2007), subject to deductions for social insurance and other withholdings.

2007 Pro TV Agreement

Mr. Sarbu’s 2007 Pro TV agreement is for a fixed term and expires in April 2011. Under the terms of the 2007 Pro TV agreement, we or Mr. Sarbu may terminate his employment (other than for cause) at any time on 12 months’ notice. We may elect to make payment in lieu of notice. If we were to elect to make payment in lieu of notice, Mr. Sarbu would receive RON 1,440,000 (approximately $586,224), subject to deductions for social insurance and other withholdings.

Any options that have become exercisable as of a voluntary termination date of either the UK employment agreement or the 2007 Pro TV agreement may be exercised for a period of 90 days following such date, unless the other agreement is still in effect.

In the event Mr. Sarbu is terminated for gross misconduct under the UK employment agreement or for cause under the 2007 Pro TV agreement, he is not entitled to receive any notice or additional remuneration. Any options awarded to Mr. Sarbu, including those that have become exercisable, shall immediately terminate on the date of such termination.

Mr. Sarbu’s employment contracts also contain non-competition provisions that are applicable for a one-year period following termination and a prohibition on the use of confidential information.

Wallace Macmillan

Wallace Macmillan has an employment agreement for an indefinite term. He is entitled to terminate his employment agreement at any time on 90 days’ notice. We may elect to make payment in lieu of notice, and pay him the portion of his gross salary payable for the period of notice on the date of the notice of termination. If we were to elect to make payment in lieu of notice, Mr. Macmillan would be entitled to receive an amount equal to £71,507 (approximately $145,629), subject to deductions for social security and other withholdings. Any options that have become exercisable as of such voluntary termination date may be exercised for a period of 90 days following such date.

Mr. Macmillan may also terminate his employment agreement on five days’ notice for good reason.  Good reason includes a material breach by us of his employment agreement or a reduction in his compensation, title, position or duties.  In the event of such termination or in the event we elect to terminate his employment (other than for cause), Mr. Macmillan is entitled to receive an amount equal to his annual base salary, subject to deductions for social insurance and other withholdings.  Any options that have become exercisable as of such termination date may be exercised for a period of 90 days following such date.

We may terminate Mr. Macmillan’s employment agreement on 12 months’ notice. We may elect to make payment in lieu of notice and pay him the portion of his gross salary payable for the period of notice on the date of the notice of termination, subject to deductions for social security and other withholdings. If we were to elect to make payment in lieu of notice, Mr. Macmillan would be entitled to receive £570,000 (approximately $1,160,845) (which includes the actual bonus awarded to him in 2007), subject to deductions for social insurance and other withholdings.  Any options that have become exercisable as of such termination date may be exercised for a period of 90 days following such date.

In the event we terminate Mr. Macmillan’s employment agreement due to cause, he is not entitled to receive any additional remuneration. In addition, any options awarded to Mr. Macmillan, including those that have become exercisable, shall immediately terminate on the date of such termination.

Mr. Macmillan’s employment agreement also contains non-competition provisions applicable for a one-year period following termination and a prohibition on the use of confidential information.

Marina Williams

Marina Williams has an employment agreement with a fixed term that expires on March 31, 2010. Ms. Williams may voluntarily terminate her employment agreement at any time on six months’ notice. We may elect to make payment in lieu of notice, and pay her the portion of his gross salary payable for the period of notice on the date of the notice of termination. If we were to elect to make payment in lieu of notice, Ms. Williams would be entitled to receive an amount equal to £121,078 approximately $243,048), subject to deductions for social insurance and other withholdings.  Any options that have become exercisable as of such voluntary termination date may be exercised for a period of 90 days following such date.

If we elect to terminate her employment agreement (other than for cause) at any time prior to the expiration of the term, Ms. Williams is entitled to receive an amount equal to her base salary for the remaining term of her employment agreement, subject to deductions for social insurance and other withholdings.  If we were to elect to make payment in lieu of notice, Ms. Williams would be entitled to receive an amount equal to £723,216 (approximately $1,451,756) (which includes the actual bonus awarded to her in 2007), subject to deductions for social insurance and other withholdings.  Any options that have become exercisable as of such voluntary termination date may be exercised for a period of 90 days following such date.

In the event we terminate Ms. Williams’ employment agreement due to cause, she is not entitled to receive any additional remuneration. In addition, any options awarded to Ms. Williams, including those that have become exercisable, shall immediately terminate on the date of such termination.

Ms. Williams’ employment agreement also contains non-competition provisions applicable for a six-month period following termination and a prohibition on the use of confidential information.

DIRECTOR COMPENSATION

The following table sets forth information in respect of compensation paid to non-employee directors for the year ended December 31, 2007 and the number of options to purchase shares of Common Stock outstanding as at December 31, 2007. We use a combination of cash and stock options to compensate non-employee directors. We do not have any non-equity incentive compensation plans, non-qualified deferred compensation earnings and directors received no other compensation.

Name of Director	Fees Earned or Paid in Cash ($)	Option Awards ($)(4)	Total Compensation ($)
Ronald Lauder	-	210,288(5)	210,288
Herbert Granath	90,000	214,976	304,976
Charles Frank	69,500(2)	214,976	284,476
Herbert Kloiber	60,000	115,018	175,018
Igor Kolomoisky(1)	-	-	-
Alfred Langer	72,000	214,976	286,976
Bruce Maggin	60,000	214,976	274,976
Ann Mather	67,625(3)	196,510	264,135
Christian Stahl	-	-	-
Eric Zinterhofer	-	196,510	196,510
__________________________
(1) Mr. Kolomoisky was appointed to the Board of Directors on August 30, 2007.  Frank Ehmer resigned from the Board on August 30, 2007.  He did not receive any fees, option awards or other compensation during 2007.
(2) In 2007 Mr. Frank served on the Audit Committee and the Related Party Transactions Committee, and served on the Compensation Committee from June 27, 2007.
(3) In 2007 Ms. Mather served on the Audit Committee and the Related Party Transactions Committee, and served on the Compensation Committee until February 14, 2007.
(4) These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R) of awards pursuant to the 1995 Plan, which includes amounts from awards granted in and prior to 2007. Assumptions used in the calculation of this amount are included in Item 8, Note 16 of our Annual Report on Form 10-K for the year ended December 31, 2007 accompanying this Proxy Statement.
(5) Ronald Lauder was awarded an option to purchase 5,000 shares of Class B Common Stock at the date of the 2007 Annual General Meeting; each of the remaining directors elected at the 2007 Annual General Meeting  was awarded an option to purchase 5,000 shares of Class A Common Stock as further described below (other than Christian Stahl who declined the award).

Directors’ Fees

We pay a cash fee to each of our independent directors of $50,000 per annum.  We reimburse each director for expenses in connection with attending meetings of the Board of Directors. Members of the Audit Committee are paid an additional annual cash fee of $12,000.  The members of the Audit Committee are Messrs. Langer and Frank and Ms. Mather.  Members of each of the Compensation Committee, the Corporate Governance/Nominating Committee and the Related Party Transactions Committee receive an additional annual cash fee of $5,000. The members of the Compensation Committee during 2007 were Messrs. Maggin and Granath; in addition, Mr. Frank served on the Compensation Committee from June 27, 2007 and Ms. Mather served until February 14, 2007.  The members of the Corporate Governance/Nominating Committee were Messrs. Granath, Kloiber, Langer and Maggin. The members of the Related Party Transactions Committee were Messrs. Frank, Granath, Kloiber and Langer and Ms. Mather. In addition, Mr. Granath received $25,000 as Vice Chairman. Michael Garin, who is the only director who is also an employee, does not receive any additional compensation for service as a director.

Automatic Equity Grant

Pursuant to our  1995  Plan, on the date of each annual general meeting, each non-employee director who has served as a director since the last annual general meeting of shareholders or who has been otherwise approved by the Board although having served a shorter term is eligible to receive either (i) non-incentive stock options to purchase shares of Class A Common Stock (or in the case of the Chairman, Class B Common Stock if eligible under our bye-laws and if such grant is approved by the Board of Directors) or (ii) a combination of non-incentive stock options, restricted stock and restricted stock units whose aggregate value is equal to the value of the equivalent number of non-incentive stock options on the date of grant. In the event options are awarded, the exercise price of such options will be the closing price of a share of Class A Common Stock on the date of grant (and 105% of the fair market value of a share of Class A Common Stock in the case of an option to acquire Class B Common Stock).

The Compensation Committee has discretion to determine the components of the annual automatic grant to non-employee directors within the limitation on the aggregate value described above. For purposes of determining the U.S. dollar value of non-incentive stock options to purchase shares of Common Stock under the automatic grant, the Compensation Committee shall calculate a U.S. dollar amount using the methodology that is employed by us for valuing options in our most recent annual financial statements. For purposes of determining the number of shares of any restricted stock or restricted stock units, the U.S. dollar amount allocated to such award shall be divided by the fair market value of a share of our Class A Common Stock on the date of grant.

The Board of Directors amended the 1995 Plan on April  25, 2007 to reduce the automatic grant to (i) non-incentive stock options to purchase 5,000 shares of Class A Common Stock (in the case of the Chairman, Class B Common Stock if eligible under our bye-laws and if such grant is approved by the Board) or (ii) a combination of non-incentive stock options, restricted stock and restricted stock units whose aggregate value is equal to the value of the 5,000 non-incentive stock options. The 1995 Plan provides the Compensation Committee with the authority to stipulate the vesting period for all automatic awards, whether options, restricted stock or restricted stock units.  At the time of the 2007 Annual General Meeting, the Compensation Committee determined that the automatic grant should consist solely of options and the vesting period would be one year and the term of the options granted would be five years.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has been an officer of the Company or of any of our subsidiaries, or had any relationship with us other than serving as a director. In addition, none of our executive officers served as a director or member of the Compensation Committee of any other entity one of whose executive officers serves as one of our directors or as a member of the Compensation Committee. None of the members of the Compensation Committee has any relationship that is required to be disclosed under this caption pursuant to SEC rules and regulations.

There were no interlocks or other relationships among our executive officers and directors that are required to be disclosed under applicable executive compensation disclosure requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 1, 2008 with respect to the beneficial ownership of shares of our Class A Common Stock and Class B Common Stock and also sets forth certain information with respect to voting power and percentage of ownership as of April 1, 2008, by (i) each shareholder known by us to beneficially own more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) the Chief Executive Officer and the other named executive officers, and (iv) all directors and named executive officers as a group.  Except as otherwise noted below, each of the shareholders identified in the table has sole voting and investment power over the shares beneficially owned by such person.

	Beneficial Ownership of Class A Common Stock(a)			Beneficial Ownership of Class B Common Stock			Common Stock
							% of Voting Power (b)	% Ownership (b)
Name of Beneficial Owner	Number		Percent	Number		Percent
Ronald S. Lauder (1)(6)	60,000		*	6,371,339	(22)	100%	63.95%	15.18%
Michael N. Garin	180,000	(9)	*	—		—	*	*
Charles R. Frank, Jr.	15,700	(10)	*	—		—	*	*
Herbert A. Granath	3,200	(11)	*	—		—	*	*
Herbert Kloiber		(12)	*	—		—	*	*
Igor Kolomoisky	1,620,537	(13)	4.50%	—		—	1.63%	3.83%
Alfred W. Langer	29,300	(14)	*	—		—	*	*
Bruce Maggin	16,500	(15)	*	—		—	*	*
Ann Mather	4,500	(16)	*	—		—	*	*
Christian Stahl	—		—	—		—	—	—
Eric Zinterhofer	16,500	(17)	*	—		—	*	*

Wallace Macmillan	35,712	(18)	*	—		—	*	*
Adrian Sarbu (2)	10,000	(19)	*	—		—	*	*
Marina Williams	21,042	(20)	*	—		—	*	*

All directors and executive officers as a group (15 persons)	2,012,991	(21)	5.54%	6,371,339		100%	64.07%	15.84%

Eric Semler (3)(7)	3,182,090		8.84%	—		—	3.21%	7.52%
Apax Partners Europe Managers Limited (4)(8)	60,000		*	6,312,839		100%	63.74%	15.06%
Apax Europe VI GP Co. Ltd.(4)(8)	60,000		*	6,312,839		100%	63.74%	15.06%
Testora Ltd (5)	3,500,000		9.72%	—		—	3.53%	8.27%

________________________
*	Less than 1.0%

(a)
Does not include 6,387,839 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock.  Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock for no additional consideration on a share-for-share basis.

(b)
Represents the percentage of total voting power and the percentage ownership of the Class A Common Stock and the Class B Common Stock currently beneficially owned by each identified shareholder and all directors and executive officers as a group.  The Class A Common Stock and the Class B Common Stock are the only authorized classes of our capital stock with shares outstanding.

(c)	None of the shares of the directors or executive officers are pledged, except as provided in footnote 13 below.

1.	The address of Ronald S. Lauder is Suite 4200, 767 Fifth Avenue, New York, New York 10153.

2.	On October 17, 2007, Adrian Sarbu was appointed as Chief Operating Officer.

3.	Information in respect of the beneficial ownership of Eric Semler (other than percentage ownership) is based upon a statement on Schedule 13G/A filed by him on February 14, 2008.

4.
Information in respect of the beneficial ownership of Apax Partners Europe Managers Limited and Apax Europe VI GP Co. Limited (other than percentage ownership) is based upon a statement on Schedule 13D jointly filed by them on September 6, 2006. The address of Apax Partners Europe Managers Limited is 15 Portland Place, London, England W1B 1PT, United Kingdom. The address of Apax Europe VI GP Co. Limited is 13-15 Victoria Road, St. Peter Port, Guernsey, Channel Islands GYI 3ZD. Shares are jointly held as described in footnote 6 below.

5.
Information in respect of the beneficial ownership of Testora Limited (other than percentage ownership) is based upon a statement on Schedule 13G filed by it on January 11, 2006. The address of Testora Limited is Grigori Afxentiou, 8, El.Pa. Livadioti, Flat/Office 401, P.C. 6023, Larnaca, Cyprus.

6.
In a Schedule 13D/A filed by Mr. Lauder on September 8, 2006, Mr. Lauder reported that he, RSL Investments Corporation (“RIC”), RSL Investment LLC (“RIL”) and CME Holdco, L.P. each have joint beneficial ownership with Apax Partners Europe Managers Limited and Apax Europe VI G.P. Limited of 6,312,839 shares of Class B Common Stock and 60,000 shares of Class A Common Stock. RIC is a holding company for various investments of Mr. Lauder. Mr. Lauder is the sole shareholder of RIC. Mr. Lauder is the sole Director and Chairman of RIC. RIC is the sole member of RIL. Mr. Lauder is President of RIL. RIL is sole general partner of CME Holdco, L.P. On August 28, 2006, Mr. Lauder, RIC, RIL and certain others entered into a purchase agreement with Adele Guernsey L.P. Pursuant to that agreement, Mr. Lauder, RIC, RIL and others contributed all 6,312,839 outstanding shares of Class B Common Stock and 60,000 shares of Class A Common Stock to CME Holdco, acquiring 100% of the partnership interest therein. Mr. Lauder and such other persons subsequently sold limited partnership interests to Adele Guernsey L.P, aggregating approximately 49.72% of the total partnership interests in CME Holdco. In addition, Mr. Lauder directly owns currently exercisable options to purchase 58,500 shares of Class B Common Stock.

7.
Mr. Semler has sole power to vote and to dispose of these shares which consist of (i) 3,162,690 shares held for the account of TCS Capital GP, LLC; and (ii) 1,996,053 shares held for the account of TCS Capital Investments, L.P.

8.
Apax Partners Europe Managers Limited (“Apax”), a company organized under the laws of England, owns all of the issued share capital of APAX WW Nominees Limited (“Apax WW Nominees”) and APAX WW No. 2 Nominees Limited (“Apax WW No. 2 Nominees”). Apax WW Nominees and Apax WW No. 2 Nominees are the registered owners of 100% of the share capital of Adele (Guernsey) GP Limited (“Adele GP”). Apax Europe VI GP Co. Limited, a Guernsey company, is the general partner of Apax Europe VI GP, L.P. Inc. Apax Europe VI GP, L.P. Inc is the general partner of Apax Europe VI-A, L.P. and Apax Europe VI-1, L.P (“the Europe VI Funds”). The Europe VI Funds are collectively the beneficial owner of 100% of Adele GP. Adele GP is the general partner of Adele (Guernsey) L.P. In the Schedule 13D filed by Apax on September 6, 2006, Apax and Apax Europe VI GP Co. Limited are reported as having shared voting power over 60,000 shares of Class A Common Stock and 6,312,839 shares of Class B Common Stock. These shares are jointly held as described in footnote 6 above.

9.
Consists of (i) 160,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $19.49 per share and expire on February 1, 2014; (ii) 15,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $44.50 per share and expire on June 1, 2015; and (iii) 5,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $56.42 per share and expire on June 7, 2016. Does not include (i) 15,000 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (ii) 15,000 shares of Class A Common Stock underlying options with an exercise price of $56.42 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 7, 2016; and (iii) 80,000 shares of Class A Common Stock underlying options with an exercise price of $60.64 per share which are not currently exercisable and will not become exercisable within 60 days and expire on July 27, 2016.

10.
Consists of (i) 3,200 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $10.897 per share and expire on May 21, 2013; (ii) 8,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $22.11 per share and expire on June 1, 2014; (iii) 3,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $44.50 per share and expire on June 1, 2015; and (iv) 1,500 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $58.85 per share and expire on June 6, 2016.  Does not include (i) 4,000 shares of Class A Common Stock underlying options with an exercise price of $22.11 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2014; (ii) 3,000 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and  expire on June 1, 2015; (iii) 4,500 shares of Class A Common Stock underlying options with an exercise price of $58.85 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 6, 2016; and (iv) 5,000 shares of Class A Common Stock underlying options with an exercise price of $89.79 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 4, 2012.

11.
Consists of 3,200 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $10.897 per share and expire on May 21, 2013.  Does not include (i) 4,000 shares of Class A Common Stock underlying options with an exercise price of $22.11 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2014; (ii) 3,000 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (iii) 4,500 shares of Class A Common Stock underlying options with an exercise price of $58.85 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 6, 2016; and (iv) 5,000 shares of Class A Common Stock underlying options with an exercise price of $89.79 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 4, 2012.

12.
Does not include (i) 4,500 shares of Class A Common Stock underlying options with an exercise price of $58.85 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 6, 2016; and (ii) 5,000 shares of Class A Common Stock underlying options with an exercise price of $89.79 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 4, 2012.

13.
Consists of (i) 1,275,227 shares of Class A Common Stock held directly by Mr. Kolomoisky; (ii) 341,710 shares of Class A Common Stock owned by Mr. Kolomoisky and pledged in connection with a repurchase arrangement with a third party; and (iii) 3,600 shares of Class A Common Stock owned by Athina Investments Limited.

14.
Consists of (i)12,800 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $10.897 per share and expire on May 21, 2013; (ii) 12,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $22.11 per share and expire on June 1, 2014; (iii) 3,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $44.50 per share and expire on June 1, 2015; and (iv) 1,500 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $58.85 per share and expire on June 6, 2016. Does not include (i) 4,000 shares of Class A Common Stock underlying options with an exercise price of $22.11 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2014; (ii) 3,000 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (iii) 4,500 shares of Class A Common Stock underlying options with an exercise price of $58.85 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 6, 2016; and (iv) 5,000 shares of Class A Common Stock underlying options with an exercise price of $89.79 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 4, 2012.

15.
Consists of (i) 8,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $10.897 per share and expire on May 21, 2013; (ii) 4,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $22.11 per share and expire on June 1, 2014; (iii) 3,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $44.50 per share and expire on June 1, 2015; and (iv) 1,500 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $58.85 per share and expire on June 6, 2016.  Does not include (i) 4,000 shares of Class A Common Stock underlying options with an exercise price of $22.11 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2014; (ii) 3,000 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (iii) 4,500 shares of Class A Common Stock underlying options with an exercise price of $58.85 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 6, 2016; and (iv) 5,000 shares of Class A Common Stock underlying options with an exercise price of $89.79 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 4, 2012.

16.
Consists of (i) 3,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $44.50 per share and expire on June 1, 2015; and (ii) 1,500 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $58.85 per share and expire on June 6, 2016.  Does not include (i) 4,000 shares of Class A Common Stock underlying options with an exercise price of $22.11 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2014; (ii) 3,000 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (iii) 4,500 shares of Class A Common Stock underlying options with an exercise price of $58.85 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 6, 2016; and (iv) 5,000 shares of Class A Common Stock underlying options with an exercise price of $89.79 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 4, 2012.

17.
Consists of (i) 12,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $22.11 per share and expire on June 1, 2014; (ii) 3,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $44.50 per share and expire on June 1, 2015; and (iii) 1,500 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $58.85 per share and expire on June 6, 2016.  Does not include (i) 4,000 shares of Class A Common Stock underlying options with an exercise price of $22.11 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2014; (ii) 3,000 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (iii) 4,500 shares of Class A Common Stock underlying options with an exercise price of $58.85 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 6, 2016; and (iv) 5,000 shares of Class A Common Stock underlying options with an exercise price of $89.79 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 4, 2012.

18.
Consists of (i) 587 shares of Class A Common Stock; (ii) 5,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $10.365 per share and expire on May 21, 2013; (iii) 20,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $18.93 per share and expire on May 4, 2014; (iv) 5,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $44.50 per share and expire on June 1, 2015; (v) 2,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $56.42 per share and expire on June 7, 2016; and (vi) 3,125 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $72.05 per share and expire on December 13, 2016. Does not include (i) 5,000 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (ii) 6,000 shares of Class A Common Stock underlying options with an exercise price of $56.42 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 7, 2016; (iii) 9,375 shares of Class A Common Stock underlying options with an exercise price of $72.05 per share which are not currently exercisable and will not become exercisable within 60 days and expire on December 13, 2016; and (iv) 12,500 shares of Class A Common Stock underlying options with an exercise price of $113.56 per share which are not currently exercisable and will not become exercisable within 60 days and expire on December 4, 2015.

19.
Consists of (i) 6,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $32.99 per share and expire on November 17, 2014; (ii) 2,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $57.00 per share and expire on December 20, 2015; and (iii) 2,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $56.42 per share and expire on June 7, 2016. Does not include (i) 2,000 shares of Class A Common Stock underlying options with an exercise price of $32.99 per share which are not currently exercisable and will not become exercisable within 60 days and expire on November 17, 2014; (ii) 2,000 shares of Class A Common Stock underlying options with an exercise price of $57.00 per share which are not currently exercisable and will not become exercisable within 60 days and expire on December 20, 2015; (iii) 6,000 shares of Class A Common Stock underlying options with an exercise price of $56.42 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 7, 2016; and (iv) 30,000 shares of Class A Common Stock underlying options with an exercise price of $113.56 per share which are not currently exercisable and will not become exercisable within 60 days and expire on December 4, 2012.

20.
Consists of (i) 6,667 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $32.80 per share and expire on November 21, 2014; (ii) 5,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $44.50 per share and expire on June 1, 2015; (iii) 6,250 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $64.81 per share and expire on April 30, 2016; and (iv) 3,125 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $87.91 per share and expire on April 1, 2017.  Does not include (i) 7,500 shares of Class A Common Stock underlying options with an exercise price of $44.50 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (ii) 6,250 shares of Class A Common Stock underlying options with an exercise price of $64.81 per share which are not currently exercisable and will not become exercisable within 60 days and expire on April 30, 2016; and (iii) 9,375 shares of Class A Common Stock underlying options with an exercise price of $87.91 per share which are not currently exercisable and will not become exercisable within 60 days and expire on April 1, 2017.

21.
Includes 2,012,991 shares of Class A Common Stock underlying options which are currently exercisable or will become exercisable within 60 days.  Does not include 331,000 shares of Class A Common Stock underlying options which are not currently exercisable and will not become exercisable within 60 days.

22.
Includes (i) 2,000 shares of Class B Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $0.26 per share and 8,000 shares of Class B Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days at an exercise price of $0.308 per share and expire on May 18, 2011; (ii) 16,000 shares of Class B Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $2.0558 per share and expire on May 15, 2012; (iii) 16,000 shares of Class B Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $11.44 per share and expire on May 21, 2013; (iv) 12,000 shares of Class B Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $23.22 per share and expire on June 1, 2014;  (v) 3,000 shares of Class B Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $46.725 per share and expire on June 1, 2015; and (vi) 1,500 shares of Class B Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at an exercise price of $61.79 per share and expire on June 6, 2016.  Does not include (i) 4,000 shares of Class B Common Stock underlying options with an exercise price of $23.22 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2014; (ii) 3,000 shares of Class B Common Stock underlying options with an exercise price of $46.725 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 1, 2015; (iii) 4,500 shares of Class B Common Stock underlying options with an exercise price of $61.79 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 6, 2016; and (iv) 5,000 shares of Class B Common Stock underlying options with an exercise price of $94.28 per share which are not currently exercisable and will not become exercisable within 60 days and expire on June 4, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file certain reports (“Section 16 Reports”) with the SEC with respect to ownership and changes in ownership of shares of our common stock and other equity securities. Based solely on our review of the Section 16 Reports furnished to us and written representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2007, all filing requirements under Section 16(a) applicable to our officers, directors and greater than 10%  beneficial owners were complied with on a timely basis except that Adrian Sarbu and Wallace Macmillan did not file until December 21, 2007 a Statement on Changes of Beneficial Ownership on Form 4 with respect to the acquisition of options to purchase shares of our Class A Common Stock on December 5, 2007.

Certain Relationships and Related Party Transactions

Review and Approval of Related Party Transactions.  All transactions in which we and our directors and executive officers or members of their immediate families are participants that are subject to review, ratification or approval by us under relevant SEC regulations and NASDAQ Marketplace Rules are reviewed to determine whether such persons have a direct or indirect material interest.  Management is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers in respect of such related party transactions and for determining, based on the facts and circumstances, whether we or a related party has a direct or indirect material interest in the transaction.  Pursuant to relevant SEC regulations, transactions that are determined to be directly or indirectly material to us or a related person are disclosed in our Proxy Statement.

In February 2007, the Board of Directors constituted a Related Party Transaction Committee consisting of the current members of the Audit Committee and Messrs. Granath and Kloiber, all independent directors, to review, approve or ratify relevant related party transactions in accordance with a written procedure.  In the course of its review, approval or ratification of related party transactions, the Related Party Transactions Committee has considered: the nature of the related party’s interest in the transaction; the material terms of the transaction; the nature of our participation in the transaction; whether the transaction would impair the judgment of the related party to act in our best interests; and such other matters as are considered appropriate.

Any member of the Related Party Transaction Committee who is a related party in respect of a transaction under review may not participate in the deliberations or vote for an approval or ratification of such transaction.

Related Party Transactions

Herbert Kloiber

We contract with Concorde Media Beteiligungsgesellschaft mbH, acting as the agent of Tele München Fernseh GmbH & Co. Produktionsgesellschaft, for the purchase of program rights. Both companies are wholly-owned by our director Dr. Kloiber. Our total purchases from Tele München Fernseh GmbH & Co. Produktionsgesellschaft through Concorde Media Beteiligungsgesellschaft mbH during 2007 were approximately $0.3 million.

Adrian Sarbu

The total purchases from companies related or connected with Adrian Sarbu, our COO, in 2007 were approximately $29.2 million of which Mr. Sarbu’s economic interest represents approximately $23.9 million.  The purchases were mainly for programming rights and for various technical, production and administrative related services.  The total sales to companies related or connected with Mr. Sarbu in 2007 were approximately $3.1 million of which Mr. Sarbu’s economic interest represents approximately $2.2 million.   At December 31, 2007, companies connected to Mr. Sarbu had an outstanding balance due to us of $6.7 million. At December 31, 2007, companies related to Mr. Sarbu had an outstanding balance due to them of $0.9 million.

On May 16, 2007 we purchased an additional 5% of Pro TV and MPI and 20% of Media Vision from Mr. Sarbu for consideration of $51.6 million. On February 17, 2006, we purchased an additional 5% of Pro TV, MPI and Media Vision from Mr. Sarbu for consideration of $27.2 million. Under a put option agreement with Mr. Sarbu entered into in July 2004, Mr. Sarbu has the right to sell his remaining shareholding in Pro TV and MPI to us at a price, to be determined by an independent valuation and is subject to a floor price of $1.45 million for each 1% interest sold. This put is exercisable from November 12, 2009 for a twenty-year period thereafter.

In addition, on April 17, 2008 we acquired certain radio broadcasting assets of Compania de Radio Pro s.r.l. (“Radio Pro”), which owns the two leading radio channels in Romania. Radio Pro is a 100% subsidiary of Media Pro, in which we hold an 8.7% interest and Mr. Sarbu holds the remaining interest.  The purchase price, based on an independent valuation, was RON 47.2 million (approximately $20.6 million), of which Mr. Sarbu’s economic interest represents RON 43.1 million (approximately $18.8 million).

Igor Kolomoisky

On October 30, 2007, we entered into a purchase agreement (the “October Agreement”) with Igor Kolomoisky, a member of our Board of Directors, in order to allow us to acquire a 21.665% interest in each of International Media Services Ltd. and Innova Film GmbH and a 15.164% interest in Studio 1+1 LLC (in each of which we currently hold a 60.0% interest) (collectively, the “Optioned Interests”).  Under the terms of the purchase agreement, we agreed to acquire 100.0% of Torcensta Holding Ltd. ("Torcensta") from Mr. Kolomoisky following its becoming the owner of the Optioned Interests and the satisfaction of other conditions to closing for consideration equal to the lesser of (i) $140 million and (ii) 4% of the number of outstanding shares of our Class A Common Stock at the time Torcensta has acquired all of the Optioned Interests (using a weighted average trading price), provided, that in the event the lesser amount is $140 million, Mr. Kolomoisky will have the option of receiving his consideration in cash or shares of our Class A Common Stock (using the weighted average trading price).

On January 31, 2008, we entered into an assignment agreement with Mr. Kolomoisky pursuant to which Mr. Kolomoisky has assigned his right to acquire the Optioned Interests to us for the consideration described above. We are not obligated to pay this consideration to Mr. Kolomoisky prior to the acquisition of the certain other interests from our other partners in our Ukrainian operations. The October Agreement shall terminate following the completion of this transaction. For additional information, please see notes 13 and 23 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007 accompanying this Proxy Statement.

AUDIT COMMITTEE REPORT

To Our Shareholders:

We have reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2007.

We have discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by the Statements on Auditing Standards No. 61, Communications With Audit Committees, as amended.

We have also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with Deloitte & Touche LLP its independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission.

Submitted by:
Alfred W. Langer
Charles R. Frank, Jr.
Ann mather

Members of the Audit Committee

AMENDMENTS TO THE BYE-LAWS

The Board of Directors has approved the amendments to our Bye-laws set forth below, and is recommending each of these amendments to shareholders for approval. In the description of each proposal below, the Bye-laws are presented after giving effect to the relevant proposal. References to (i) the Act are to the Bermuda Companies Act 1981, as amended and (ii) Members are to shareholders. Pursuant to our Bye-laws, any amendment proposed under Proposals 2 through 9 require the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum in present in person or by proxy. Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast.

PROPOSAL 2

Amendment to Bye-law 12(3)

Bermuda exempt companies are now permitted to repurchase shares to be held as treasury shares following an amendment to the Act.  Prior to the adoption of this amendment, any shares reacquired by the Company were subject to cancellation. The availability of treasury shares would, among other things, permit the Company to more easily repurchase shares as well as to avoid costs associated with the cancellation of shares aquired by the Company.

Shares

12(3).   The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board may from time to time determine. All rights attaching to Treasury Shares shall be suspended and shall not be exercised by the Company while it holds such Treasury Shares and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company. For the purposes of these Bye-Laws, “Treasury Share” shall mean a share of the Company that was or is treated as having been acquired and held by the Company and has been continuously held by the Company since it was so acquired and has not been cancelled.

Unless otherwise indicated, the accompanying form of proxy will be voted FOR adoption of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 3

Amendments to Bye-laws 16, 18, 19 and 20

Following the SEC’s approval of proposed a rule change in the NASDAQ Marketplace Rules, the Company is now required to ensure that its listed securities are eligible for participation in the direct registration system mandated by NASDAQ. While under Bermuda law shareholders must remain entitled to receive certificated shares,  the addition to Bye-law 16 confirms the right of shareholders to request and receive uncertificated shares. The amendments to Bye-laws 18, 19 and 20 clarify that a shareholder shall receive uncertificated shares unless such shareholder requests a share certificate from the Company. In addition, the former requirement that a shareholder formally refuse a physical share certificate has been deleted from Bye-law 19 in order to permit the Company to more easily issue uncertificated shares.

Share Certificates

16.           The shares of the Company’s stock may be certificated or uncertificated, as provided under the Act. Every share certificate shall be issued under the Seal or a facsimile thereof and shall specify the number and class and distinguishing numbers (if any) of the shares to which it relates, and the amount paid up thereon and may otherwise be in such form as the Directors may from time to time determine.  No certificate shall be issued representing shares of more than one class. The Board may by resolution determine, either generally or in any particular case or cases, that any signatures on any such certificates (or certificates in respect of other securities) need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any person.

18.           Every person whose name is entered, upon an allotment of shares, as a Member in the Register shall be entitled, without payment, to receive one certificate for all such shares of any one class or several certificates each for one or more of such shares of such class upon request in writing to the Company and upon payment for every certificate after the first of such reasonable out-of-pocket expenses as the Board from time to time determines. A shareholder who does not submit such a request in writing to the Company shall receive uncertificated shares.

19.           Share certificates requested pursuant to Bye-Law 18 shall be issued in the case of an issue of shares within twenty-one (21) days (or such longer period as the terms of the issue provide) after such a request or in the case of a transfer of fully or partly paid shares within twenty-one (21) days after such a request following the lodgement of a transfer with the Company, not being a transfer which the Company is for the time being entitled to refuse to register and does not register.

20.           Upon every transfer of certificated shares, the certificate held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and if requested by the tranferee pursuant to Bye-Law 18 a new certificate shall be issued to the transferee in respect of the shares transferred to him.  If any of the shares included in the certificate so given up shall be retained by the transferor a new certificate for the balance shall be issued to him if so requested by the transferor pursuant to Bye-law 18.

Unless otherwise indicated, the accompanying form of proxy will be voted FOR adoption of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 4

Amendments to Bye-laws 58(2) and 88

The amendment to Bye-law 58(2) conforms the Company’s Bye-laws to the requirements set forth in the rules and regulations promulgated by the SEC with respect to shareholders proposals, including director nominations, to be acted on at special and annual general meetings of the Company. In addition to clarifying the contents and timing of a shareholder proposal, the revised Bye-law 58(2) permits shareholders who have held a significant interest in the Company for a meaningful period of time to nominate candidates to serve as directors. The conforming amendment to Bye-law 88 eliminates an inconsistency with regard to the timing of and requirements for the submission of director nominations.

General Meetings

58(2).       Member may raise business, including the nomination of a candidate for election as a Director, to be considered at annual and special general meetings of the Company, provided, however, that in order to be brought before a general meeting Member proposals must (i) be a proper matter for Member action under the Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “Rules and Regulations”), (ii) comply with the requirements of this Bye-law 58 and (iii) with respect to Director nominees, the Member submitting such proposal shall have beneficially owned at least five percent of any class of the Company’s outstanding stock for a period of at least one year. Where a Member proposal is to be considered at an annual general meeting, notice of such Member proposal must be received by the Secretary not less than 120 days prior to the anniversary date of the prior year’s annual general meeting proxy statement.  Where a Member proposal is to be considered at a special general meeting, such notice must be received not later than five (5) days following the earlier of the date on which notice of the special general meeting was given to Members in accordance with these Bye-laws or the date on which public disclosure of the date of the special general meeting was made.  Any notice of a Member proposal shall contain (i) the name, address and relationship to the Company of the proposing Member and, with respect to director nominations, the proposed nominee, (ii) with respect to director nominations, a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with the Company, (iii) with respect to director nominations, a statement to the effect that the proposed nominee meets the Company’s published minimum criteria for consideration as a nominee for director of the Company, (iv) the form of resolution to be included in the proxy statement, (v) a brief description as to why the passing of the resolution is beneficial to the Company and (vi) any such other information as would be required under the rules and regulations of the U.S. Securities and Exchange Commission to be included in the Company’s proxy statement if such proposal were to be included therein. Notwithstanding the foregoing, in order to include information with respect to a Member proposal in the Company’s proxy statement and form of proxy for a general meeting, such Member must provide notice as required by, and otherwise comply with, the Act and the Rules and Regulations. The Company may exclude a Member’s proposal from the Company’s proxy statement and form of proxy in accordance with the Act and the Rules and Regulations.

Retirement of Directors

88.    No person other than a Director retiring at the meeting shall, unless recommended by the Directors for election or nominated by a Member pursuant to Bye-Law 58(2), be eligible for election as a Director at any general meeting.

Unless otherwise indicated, the accompanying form of proxy will be voted FOR adoption of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 5

Amendments to Bye-laws 160, 161 and 162

The SEC has recently adopted amendments to the rules governing the delivery of proxy information. Pursuant to these amendments, the Company can now deliver certain types of proxy materials electronically, provided that they are delivered in accordance with the new notice and access rules.  Proposed Bye-laws 160, 161 and 162 would permit the Company to use electronic means to deliver notices, including such types of proxy materials, by the means permitted under the recently promulgated SEC notice and access rules .

Notices

160.	(1)	Any Notice from the Company to a Member may be given:

(a)	by delivering it to such Member in person; or
(b)	by sending it by letter mail or courier to such Member's address in the Register of Members; or
(c)
if consented to by the Member to whom such notice is given, by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d)	if consented to by the Member to whom such notice is given, by posting on an electronic network together with a separate notice to the Member of the specific posting; or
(e)	if consented to by the Member to whom such notice is given, by any other form of electronic transmission.

(2)           Any consent given by a Member with respect to a method of notice set forth in Bye-laws 160 (1)(c)-(e) above may be given by letter mail, courier, or any form of electronic transmission and shall be revocable by the Member by notice to the Company given by letter mail, courier, or any form of electronic transmission. Any such consent shall be deemed revoked if the Company is unable to deliver three consecutive notices in accordance with such consent or when such inability to deliver notice becomes known to the Company’s secretary or transfer agent or other person responsible for the giving of notice.

(3)           Any Notice from a Member to the Company may be given in accordance with such directions as may be given by the Company for such purpose on its website or otherwise.

161.         (1)           Any notice delivered in accordance with Bye-laws 160(1)(a) or 160(1)(b) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted or delivered to the courier.

(2)           Any notice delivered in accordance with Bye-law 160(1)(c) shall be deemed to have been served when directed to a number or an electronic mail address at which the Member has consented to receive notice.

(3)           Any notice delivered in accordance with Bye-laws 160(1)(d) or 160(1)(e) shall be deemed to have been served upon the later of (i) the notification of the Member in accordance with such Bye-law; and (ii) the publication of the information or document on the electronic network.

162.         Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

Unless otherwise indicated, the accompanying form of proxy will be voted FOR adoption of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 6

Amendments to Bye-laws 79, 80 and 81

Proposed Bye-laws 79, 80 and 81 would allow the Board of Directors flexibility in determining the form of proxy to be distributed to shareholders in connection with general meetings. The proposed Bye-laws work in conjunction with the proposed amendments to the  notice provisions in Proposal 5. The revisions would allow the Board of Directors to provide, at its discretion, a telephonic, electronic or other form of proxy, in addition to the standard written form of proxy. These amendments will allow the Company to increasingly rely on new technologies to facilitate shareholder participation at general meetings.

Proxies

79.           If an instrument appointing a proxy is in writing, it shall be under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same.  In the case of an instrument of proxy in writing purporting to be signed on behalf of a corporation by an officer thereof it shall be assumed, unless the contrary appears, that such officer was duly authorised to sign such instrument of proxy on behalf of the corporation without further evidence of the fact.

80.           Subject to the Act, the instrument appointing a proxy, whether in writing or in any other form as may be approved by the Board, and (if required by the Board) the power of attorney or other authority (if any) under which it is signed, or a certified copy of such power or authority, shall be delivered or otherwise submitted or communicated to the Company in such form and manner or to such place or one of such places (if any) as may be specified for that purpose in or by way of note to or in any document accompanying the notice convening the meeting (or, if no place is so specified for instruments in writing, at the Registration Office or the Office, as may be appropriate) not less than forty-eight (48) hours before the time appointed for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, not less than twenty-four (24) hours before the time appointed for the taking of the poll and in default the instrument of proxy shall not be treated as valid.  No instrument appointing a proxy shall be valid after the expiration of twelve (12) months from the date named in it as the date of its execution, if such instrument is in writing, or the date it is submitted or communicated to the Company, if such instrument is in a form other than in writing, except at an adjourned meeting or on a poll demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within twelve (12) months from such date.  Delivery, submission or communication, as the case may be, of an instrument appointing a proxy shall not preclude a Member from attending and voting in person at the meeting convened and in such event, the instrument appointing a proxy shall be deemed to be revoked.

81.           Instruments of proxy shall be in any common form or in such other form as the Board may approve (provided that this shall not preclude the use of the two-way form) and the Board may, if it thinks fit, send out or provide access to with the notice of any meeting forms of instrument of proxy for use at the meeting.  The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit.  The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

Unless otherwise indicated, the accompanying form of proxy will be voted FOR adoption of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 7

Amendments to Bye-law 166

Proposed Bye-law 166 would remove the provision of a mandatory indemnity to the independent auditor pursuant to the Company’s corporate documents. Indemnity of the auditor may still be the subject of negotiation in the course of the engagement of the independent auditor.  The remaining provisions of Bye-law 166 will otherwise remain as currently in effect, with the exception of Bye-law 166(5) where, following an amendment to the Act, a provision has been added to permit the Company to advance to officers or directors (each as defined in the Bye-laws), costs in defending civil or criminal claims against them. Such costs would be subject to reimbursement in the event that an allegation of fraud or dishonesty is proven.

Indemnity

166.          (1)           The Directors, Secretary and other officers (such term to include, for the purposes of this Bye-law 166 any person appointed to any committee by the Board) for the time being and each such person who is or was or had agreed to become a Director or officer of the Company and each such person who is or was serving or who had agreed to serve as an employee or agent of the Company or as a Director, officer, employee or agent of another company, corporation, partnership, joint venture, trust or other enterprise in which the Company is or was engaged acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets and profits of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, purported to be done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, or on behalf of the Company or purportedly on behalf of the Company, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.  Subject to the provisions of the Act and without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Bye-law.

(2)           Each Member agrees to waive and release any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or officer on account of any act done, purported to be done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts by such Director or officer, or the failure of such Director or officer to take any action in the performance of his duties with or for the Company, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or officer.

(3)           The indemnity provided by Bye-law 166(1) above shall extend, as a matter of contract between each Member and each former Director and officer of the Company and their heirs, executors and administrators, to any act done, purported to be done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts by the former Directors and officers of the Company.  The waiver of claims or right of action by each Member provided by Bye-law 166(2) above shall extend, as a matter of contract between each Member and each former Director and officer of the Company and their heirs, executors and administrators, to any act done, purported to be done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts by the former Directors and officers of the Company.

(4)           Any repeal or modification of this Bye-law 166 shall not adversely affect any right or protection existing under this Bye-law 166 immediately prior to such repeal or modification.

(5)           The Company may advance moneys to an individual who is indemnified pursuant to Bye-law 166(1) above for the costs, charges and expenses incurred by such individual in defending any civil or criminal proceedings against them, on condition that such individual shall repay the advance if any allegation of fraud or dishonesty is proved against them.

Unless otherwise indicated, the accompanying form of proxy will be voted FOR adoption of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 8

RECEIPT OF FINANCIAL STATEMENTS

The Audit Committee of the Board of Directors has approved our audited financial statements for the fiscal year ended December 31, 2007 (the Financial Statements) for presentation to the shareholders at the Annual General Meeting of shareholders.  Under Bermuda law, the shareholders are entitled to have financial statements for the Company laid before them at a general meeting; the receipt of the Financial Statements by the shareholders does not affect any rights that the shareholders may have with respect to the Financial Statements.  The Financial Statements are included in our Annual Report on Form 10-K for the year ended December 31, 2007 accompanying this Proxy Statement.

Vote Required; Recommendation

The receipt of the Financial Statements requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy.  Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast.  Unless otherwise indicated, the accompanying form of proxy will be voted FOR receipt of the Financial Statements and the auditors’ report thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE RECEIPT OF THE FINANCIAL STATEMENTS AND THE AUDITORS’ REPORT THEREON.

PROPOSAL 9

SELECTION OF AUDITORS

At the recommendation of the Audit Committee, the Board of Directors recommends to the shareholders that Deloitte & Touche LLP be appointed to serve as our independent registered public accounting firm for 2008.  In addition, the Board of Directors recommends to the shareholders that the shareholders authorize the Board of Directors, acting through the Audit Committee, to approve the auditors’ fee.

Representatives of Deloitte & Touche LLP will be invited to attend the Meeting in order to have an opportunity to make a statement if they so desire and be available to respond to appropriate questions from shareholders.

Audit Fees

Deloitte & Touche LLP’s audit fees for auditing our annual consolidated financial statements for the year ended December 31, 2007 and reviewing of our interim financial statements included in our filings on Forms 10-Q were $2,688,000 (2006: $2,196,000).

Audit-Related Fees

Deloitte & Touche LLP’s audit-related fees for the year ended December 31, 2007 were $218,000 (2006: $1,111,000). Audit-related fees in 2007 were incurred in respect of a debt financing as well as the interpretation of certain newly issued accounting standards. Audit-related fees in 2006 were incurred in respect of performing a Sarbanes-Oxley Act Section 404 “dummy” attestation for our Czech Republic and Slovak Republic operations as well as in respect of services provided in connection with our 2006 equity offering and responding to an SEC comment letter.

Tax Fees

We incurred no tax fees with Deloitte & Touche LLP for the year ended December 31, 2007. Tax fees of $18,000 were incurred in 2006 for advice in respect of the implementation of recently enacted accounting standars.

All Other Fees

There were no other fees paid to Deloitte & Touche LLP for the year ended December 31, 2007 or the year ended December 31, 2006.

Policy on Pre-Approval of Services Provided by Deloitte & Touche LLP

The Audit Committee of the Board of Directors has considered whether the provision of the services in respect of Audit-Related Fees, Tax Fees and All Other Fees is compatible with maintaining Deloitte & Touche LLP’s independence prior to the incurrence of such Fees in accordance with the Charter of the Audit Committee.  All engagements of the auditors are approved in advance by the Audit Committee.  At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year.  Any services to be provided by the auditors that are not included within such range of services are approved on a case-by-case basis by the Audit Committee.  Management provides reports to the Audit Committee on at least a quarterly basis on the status of the services provided and the level of fees incurred in respect of each service. We did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

Vote Required; Recommendation

The appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm in respect of the fiscal year ended December 31, 2008 and the authorization of the Board of Directors, acting through the Audit Committee, to approve the auditors’ fee requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy.  Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast.  Unless otherwise indicated, the accompanying form of Proxy will be voted FOR the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm in respect of the fiscal year ended December 31, 2008 and for the Board of Directors, acting through the Audit Committee, to approve the auditors’ fee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN RESPECT OF THE FISCAL YEAR ENDED DECEMBER 31, 2008 AND A VOTE IN FAVOR OF AUTHORIZING THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO APPROVE THE AUDITORS’ FEE.

SHAREHOLDER PROPOSALS

Shareholder proposals must be received by us at our principal executive office by February 2, 2009 in order to be considered for inclusion in proxy materials distributed in connection with the 2009 annual general meeting of shareholders.  The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the 2009 Annual General Meeting of Shareholders but not submitted by the date specified above for inclusion in the proxy materials for such meeting, provided, that notice of the matter is received by us at our principal executive office at least 90 days but not more than 120 days prior to the date of the 2009 Annual General Meeting.

MISCELLANEOUS

Under Bermuda law, no matter or business other than those set forth in the accompanying Notice of Annual General Meeting of Shareholders is permitted to be presented at the Meeting unless the provisions of the Bermuda Companies Act 1981, as amended, are complied with.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation.  Officers and regular employees may solicit proxies by mail, telephone, telegraph, electronic mail and personal interview, for which no additional compensation will be paid.  In addition, Georgeson Inc. has been engaged by us to act as proxy solicitors and will receive fees of $6,500 plus expenses.  We may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.

To obtain directions to be able to attend the meeting and vote in person, please contact the Assistant Secretary, Central European Media Enterprises Ltd. in care of Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda.

Our Annual Report on Form 10-K for the year ended December 31, 2007 is being delivered to shareholders together with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 3, 2008. Our proxy statement and annual report on Form 10-K are available on our website at www.cetv-net.com.

By order of the Board of Directors,

Daniel Penn
Secretary

Hamilton, Bermuda

●, 2008

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

June 3, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible

Please detach along perforated line and mail in the envelope provided.

■	21133030303303300000 2	060308

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 9. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS: The election of eleven directors nominated by the Board of Directors to serve until the next Annual General Meeting of Shareholders:		2.	The amendment of Bye-law 12(3) to allow the Company to hold treasury shares.	☐	☐	☐
		Nominees
☐	FOR ALL NOMINEES	m RONALD S. LAUDER m HERBERT A. GRANATH m MICHAEL GARIN m CHARLES R. FRANK, JR. m HERBERT KLOIBER m IGOR KOLMOISKY m ALFRED W. LANGER m BRUCE MAGGIN m ANN MATHER m CHRISTIAN STAHL m ERIC ZINTERHOFER	3.	The amendment of Bye-laws 16, 18, 19 and 20 to clarify that shareholders may hold uncertificated shares and that the Company is not obliged to issue physical share certificates to shareholders.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below.)		4.
The amendment of Bye-laws 58(2) and 88 to conform them to the rules and regulations promulgated by the Securities and Exchange Commission with respect to shareholder proposals for general meetings and director nominations.
					☐	☐	☐

			5.
The amendment of Bye-laws 160, 161 and 162 to allow for electronic delivery of notices, including proxy materials, to shareholders and the receipt of notices by the Company by electronic delivery and other means.
					☐	☐	☐

			6.	The amendment of Bye-laws 79, 80 and 81 to permit the Board of Directors to determine the form of proxy that may be used to attend general meetings.	☐	☐	☐

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●	7.
The amendment of Bye-law 166 to remove the provision with respect to the  indemnification of the independent auditor and to add a provision to permit the  Company to advance defense costs to officers and directors defending claims.
				☐	☐	☐

		8	The receipt of the financial statements of the Company and the auditors' report thereon for the Company's fiscal year ended December 31, 2007.	☐	☐	☐

9.
The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company in respect of the fiscal year ending December 31, 2008 and the authorization of the Board of Directors, acting through the Audit Committee, to approve their fee.
				☐	☐	☐

Shares cannot be voted unless this proxy card is signed and returned or shares are voted in person at the Annual General Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐	The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on June 3, 2008, and the Proxy Statement, dated May _, 2008, prior to the signing of this proxy.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■
 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

PROXY FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS – JUNE 3, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael Garin, Nicolas G. Trollope, Michael Ashford, and Scott Davis, or any of them acting singly, with the power of substitution in any of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of Central European Media Enterprises Ltd. (the "Company") held of record by the undersigned on April 1, 2008 at the Annual General Meeting of Shareholders to be held at The Pearman Room (4B), 4th Floor, Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, on June 3, 2008, at 11:00 A.M. and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted (i) FOR the election of the eleven named individuals as directors, (ii) FOR the amendment to Bye-law 12(3), (iii) FOR the amendment to Bye-laws 16, 18, 19 and 20, (iv) FOR the amendment to Bye-laws 58(2) and 88, (v) FOR the amendment to Bye-laws 160, 161 and 162, (vi) FOR the amendment to Bye-laws 79, 80 and 81, (vii) FOR the amendment to Bye-law 166, (viii) FOR the receipt of the financial statements of the Company and the auditors' report thereon for the Company's fiscal year ended December 31, 2007, and (ix) FOR the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company in respect of the fiscal year ending December 31, 2008 and the authorization of the Board of Directors, acting through the Audit Committee, to approve their fee.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

14475